                                                                   Exhibit 10.18

                             I N D E X T O L E A S E

                                      FROM

                     TRUSTEES OF ONE CAMBRIDGE CENTER TRUST

                                       TO

                              THE MEDICINES COMPANY


--------------------------------------------------------------------------------


ARTICLE
NUMBER                CAPTION                                               PAGE
-------               -------                                               ----

ARTICLE I             BASIC LEASE PROVISIONS AND
                      ENUMERATIONS OF EXHIBITS                                 1

ARTICLE II            PREMISES                                                 4

ARTICLE III           LEASE TERM                                               4

ARTICLE IV            DELIVERY                                                 5

ARTICLE V             ANNUAL FIXED RENT AND ELECTRICITY                        5

ARTICLE VI            TAXES                                                    6

ARTICLE VII           LANDLORD'S REPAIRS AND SERVICES AND  TENANT'S
                      ESCALATION PAYMENTS                                      8

ARTICLE VIII          TENANT'S REPAIRS                                        13

ARTICLE IX            ALTERATIONS                                             14

ARTICLE X             PARKING                                                 16

ARTICLE XI            CERTAW TENANT COVENANTS                                 18

ARTICLE XII           ASSIGNMENT AND SUBLETTING                               20

ARTICLE XIII          INDEMNITY AND COMMERCIAL GENERAL LIABILITY
                      INSURANCE                                               22

ARTICLE XIV           FIRE, CASUALTY AND TAKING                               23

ARTICLE XV            DEFAULT                                                 26

ARTICLE XVI           BANKRUPTCY OR INSOLVENCY                                29

ARTICLE XVII          MISCELLANEOUS PROVISIONS                                31

                     Section 17.1        Waiver
                     Section 17.2        Cumulative Remedies
                     Section 17.3        Quiet Enjoyment
                     Section 17.4        Surrender
                     Section 17.5        Brokerage
                     Section 17.6        Invalidity of Particular Provisions
                     Section 17.7        Provisions Binding, Etc.
                     Section 17.8        Recording
                     Section 17.9        Notices and Time for Action
                     Section 17.10       When Lease Becomes Binding
                     Section 17.11       Paragraph Headings
                     Section 17.12       Rights of Mortgagee
                     Section 17.13       Rights of Ground Lessor
                     Section 17.14       Notice to Mortgagee and Ground Lessor
                     Section 17.15       Assignment of Rents
                     Section 17.16       Status Report and Financial Statements
                     Section 17.17       Self-Help
                     Section 17.18       Holding Over
                     Section 17.19       Entry by Landlord
                     Section 17.20       Tenant's Payments
                     Section 17.21       Late Payment
                     Section 17.22       Counterparts
                     Section 17.23       Entire Agreement
                     Section 17.24       Landlord Liability
                     Section 17.25       No Partnership
                     Section 17.26       Security Deposit
                     Section 17.27       Governing Law


EXHIBIT A-1   --    Description Of Site

EXHIBIT A-2   --    Loading Dock Plan

EXHIBIT B     --    Intentionally Omitted

EXHIBIT C     --    Intentionally Omitted

EXHIBIT D     --    Landlord's Services

EXHIBIT E     --    Floor Plan

EXHIBIT F     --    Development Area Map

EXHIBIT G     --    Intentionally Omitted

EXHIBIT H     --    Memorandum Re: Procedure For Adjustment Of Electricity Costs

         THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in the building (the "Building") known as, and having an address at, One Cambridge Center, Cambridge, Massachusetts.

         The parties to this instrument hereby agree with each other as follows:

                                   ARTICLE I

               BASIC LEASE PROVISIONS AND ENUMERATIONS OF EXHIBITS

1.1 INTRODUCTION. The following sets forth the basic data and identifying Exhibits elsewhere hereinafter referred to in this Lease, and, where appropriate, constitute definitions of the terms hereinafter listed.

1.2      BASIC DATA.

         Date:                                             March 15, 1997

         Landlord:                                         MORTIMER B. ZUCKERMAN, EDWARD H.
                                                           LINDE AND DAVID BARRETT, AS
                                                           TRUSTEES OF ONE CAMBRIDGE CENTER
                                                           TRUST under Declaration of Trust
                                                           dated May 14, 1985, recorded with
                                                           the Middlesex South District
                                                           Registry of Deeds in Book 16221,
                                                           Page 413, as amended by instrument
                                                           dated July 31, 1986 and recorded
                                                           with said Registry of Deeds in Book
                                                           17438, Page 23, but not
                                                           individually.

         Present Mailing Address of Landlord:              c/o Boston Properties, Inc.
                                                           8 Arlington Street
                                                           Boston, Massachusetts 02116

         Landlord's Construction Representative:           Michael A. Cantalupa

         Tenant:                                           The Medicines Company, a Delaware corporation
         Present Mailing Address:                          One Cambridge Center
                                                           Cambridge, Massachusetts 02142

         Tenant's Construction Representative:             Clive Meanwell

         Lease Term: (sometimes called the                 Fifteen (15) calendar months commencing on

         "Original Lease Term")                            April 1, 1997 and expiring June 30, 1998,
                                                           unless sooner terminated as hereinafter
                                                           provided.

         Lease Year:                                       A period of twelve (12) consecutive calendar
                                                           months, commencing on the first day of
                                                           January in each year, except that the first Lease
                                                           Year of the Lease Term hereof shall be the
                                                           period commencing on the Commencement Date and
                                                           ending on the succeeding December 3 1, and the
                                                           last Lease Year of the Lease Term hereof shall
                                                           be the period commencing on January I of the
                                                           calendar year in which the Lease Term ends, and
                                                           ending with the date on which the Lease Term ends.

         Commencement Date:                                April 1, 1997, subject to the terms of Section
                                                           3.1 hereof.

         Premises:                                         A portion of the fourth floor of the Building,
                                                           in accordance with the floor plan annexed
                                                           hereto as Exhibit E and incorporated herein by
                                                           reference, as further defined and limited in
                                                           Section 2.1 hereof.

         Rentable Floor Area of the Premises:              4,063 square feet, including a proportionate
                                                           share of common areas of the Building outside
                                                           of the Premises'.

         Annual Fixed Rent:                                During the Original Lease Term at the annual
                                                           rate of $113,764.00, being the product of (i)
                                                           $28.00 and (ii) the "Rentable Floor Area of
                                                           the Premises" (hereinabove defined in this
                                                           Section 1.2).

         Tenant Electricity:                               Initially as provided in Section 5.1 hereof,
                                                           subject to adjustment as provided in Section
                                                           5.2 and Section 7.5 hereof.

         Additional Rent:                                  All charges and other sums payable to Tenant
                                                           as set forth in this Lease, in addition to
                                                           Annual Fixed Rent.

         Initial Minimum Limits of Tenant's Commercial     $5,000,000 combined single limit per
         General Liability Insurance:                      occurrence on a per location basis.

         Total Rentable Floor Area of the Building:        215,686 square feet.

         Lot or Site:                                      All, and also any part of, the property
                                                           described in Exhibit A-1, plus any
                                                           additions or reductions thereto resulting
                                                           from the change of any abutting street line.
                                                           The terms Lot and Site are used interchangeably
                                                           in this instrument.

         Property:                                         The Building and Lot or Site.

         Loading Dock:                                     The service dock and related driveway providing
                                                           vehicular service access for the Building as
                                                           shown on Exhibit A-2.

         Development Area:                                 The area of the Cambridge Center development, as
                                                           shown on Exhibit F.

         Permitted Use:                                    General Office use.

         Broker:                                           Whittier Partners Group Company
                                                           155 Federal Street
                                                           Boston, Massachusetts 02110

         Security Deposit:                                 $9,480.34


1.3      ENUMERATION OF EXHIBITS.****PARAGRAPH ON ORIGINAL DOCUMENT IS
         ILLEGIBLE ****

         Exhibit A-1       Description of the Site.

         Exhibit A-2       Loading Dock Plan.

         Exhibit B         Intentionally Omitted.

         Exhibit C         Intentionally Omitted.

         Exhibit D         Landlord's Services.

         Exhibit E         Floor Plan.

         Exhibit F         Development Area Map.

         Exhibit G         Intentionally Omitted.

         Exhibit H         Memorandum Re: Procedure for Adjustment of
                           Electricity Costs.

                                   ARTICLE II

                                    PREMISES

2.1 DEMISE AND LEASE OF PREMISES. Landlord hereby demises and leases to Tenant, and Tenant hereby hires and accepts from Landlord, the Premises in the Building, excluding exterior faces of exterior walls, the common stairways and stairwells, elevators and elevator walls, mechanical rooms, electric and telephone closets, janitor closets, and pipes, ducts, shafts, conduits, wires and appurtenant fixtures serving exclusively or in common other parts of the Building, and if the Premises includes less than the entire rentable area of any floor, excluding the common corridors, elevator lobbies and toilets located on such floor.

2.2 APPURTENANT RIGHTS AND RESERVATIONS. Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use in common with others, but not in a manner or extent that would interfere with the normal operation and use of the Building as a multi-tenant office building and subject to reasonable rules of general applicability to tenants of the Building from time to time made by Landlord of which Tenant is given notice: (a) the common lobbies, corridors, stairways, and elevators of the Building, and the pipes, ducts, shafts, conduits, wires and appurtenant meters and equipment serving the Premises in common with others, (b) the Loading Dock and the common walkways and driveways necessary for access to the Building, (c) if the Premises include less than the entire rentable floor area of any floor, the common toilets, corridors and elevator lobby of such floor and (d) common areas within Parcel 4 of the Development Area. Landlord reserves the right from time to time, without unreasonable interference with Tenant's use: (a) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises or the Building, and (b) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better. Installations, replacements and relocations referred to in clause (a) above shall be located so far as practicable in the central core area of the Building, above ceiling surfaces, below floor surfaces or within perimeter walls of the Premises. Except in the case of emergencies, Landlord agrees to use its best efforts to give Tenant reasonable advance notice of any of the foregoing activities which require work in the Premises and to use reasonable efforts not cause unreasonable interference with Tenant's use of and access to the Premises.

                                  ARTICLE III

                                   LEASE TERM

3.1      TERM. The Term of this Lease shall be the period specified in Section
         1.2 hereof as the "Lease Term", unless sooner terminated as herein provided. The Commencement Date of the Lease Term shall be the date set forth in Section 1.2 hereof as the "Commencement Date", unless Landlord is unable to deliver the Premises to Tenant in accordance with the




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

         provisions of Section 4.1 hereinbelow as of such date, in which event the Commencement Date shall be the date the Premises are so delivered.

                                   ARTICLE IV

                                    DELIVERY

4.1 DELIVER . Landlord shall deliver the Premises to Tenant broom-clean and free from all occupants but otherwise in "as is" condition and Landlord shall have no obligation to perform any additions, alterations or demolition in the Premises nor shall Landlord be responsible for the installation or connection of Tenant's telephone or other communications systems or equipment. If the occupant of the Premises as of the Date of this Lease (the "Existing Tenant") fails to deliver possession of the Premises at the time when its tenancy is scheduled to expire (being March 31, 1997), Landlord shall use reasonable efforts and due diligence (which shall be limited to the commencement and prosecution thereafter of eviction proceedings but shall not require the taking of any appeal) to evict such occupant from such space and to deliver possession of the Premises to Tenant. If Landlord is unable to deliver possession of the Premises to Tenant by May 15, 1997, Tenant may terminate this Lease without recourse to either party by written notice given by Tenant to Landlord prior to the first to occur of (i) the date Landlord delivers the Premises to Tenant or (ii) June 1, 1997.. Commencement of the term of Tenant's occupancy and lease of the Premises shall, in the event of such holding over by such occupant, be deferred until possession of the Premises is delivered to Tenant. Tenant's right of termination contained in this paragraph shall be Tenant's sole and exclusive remedy for the failure of the Existing Tenant to so vacate the Premises.

                                   ARTICLE V

                        ANNUAL FIXED RENT AND ELECTRICITY

5.1 FIXED RENT AND ELECTRICITY CHARGES. Tenant agrees to pay to Landlord, or as directed by Landlord, at Landlord's Present Mailing Address specified in Section 1.2 hereof, or at such other place as Landlord shall from time to time designate by notice, (a) on the Commencement Date, and thereafter monthly, in advance, on the first day of each and every calendar month during the Original Lease Term, a sum equal to one-twelfth (1/12) of the Annual Fixed Rent specified in Section 1.2 hereof and (b) on the Commencement Date and thereafter monthly, in advance, on the first day of each and every calendar month during the Original Lease Term, a sum equal to one-twelfth (1/12) of $1.00 per annum for each square foot of Rentable Floor Area of the Premises for Tenant Electricity subject to adjustment as provided in Section 5.2 and
         Section 7.5 hereof. Until notice of some other designation is given, Annual Fixed Rent and all other charges for which provision is herein made shall be paid by remittance to or to the order of BOSTON PROPERTIES, INC., Agents at 8 Arlington Street, Boston, Massachusetts 02116, and all remittances received by BOSTON PROPERTIES, INC., as Agents as aforesaid, or by any subsequently designated recipient, shall be treated as a payment to Landlord.

Annual Fixed Rent for any partial month shall be paid by Tenant to Landlord at such rate on a pro rata basis, and, if the Commencement Date shall be other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be a payment equal to a proportionate part of such monthly Annual Fixed Rent for the partial month from the Commencement Date to the first day of the succeeding calendar month.

Other charges payable by Tenant on a monthly basis, as elsewhere provided in this Lease, likewise shall be prorated, and the first payment on account thereof shall be determined in similar fashion and shall commence on the Commencement Date and other provisions of this Lease calling for monthly payments shall be read as incorporating this undertaking by Tenant.

The Annual Fixed Rent and all other charges for which provision is made in this Lease shall be paid by Tenant to Landlord without setoff, deduction or abatement.

5.2      REALLOCATION OF ELECTRICITY CHARGES. Notwithstanding the provisions of
         Section 5.1 relating to the payment by Tenant for the cost of electricity, if and to the extent that Landlord is permitted from time to time by then applicable law, ordinance, rule, regulation and utility company policy, Landlord may reallocate the cost of electricity to tenants of the Building (including, but not limited to, Tenant herein) in accordance with the procedure contained in Exhibit H, and Tenant shall pay for electricity as provided in said Exhibit H. If Landlord does not so reallocate the cost of electricity as aforesaid, Tenant shall pay the charge for electricity as specified in Section 5.1 hereof and additional adjustment payments shall be made in the manner specified in Section 7.5 hereof.

                                   ARTICLE VI

                                      TAXES

6.1 DEFINITIONS. With reference to the real estate taxes referred to in this Article VI, it is agreed that terms used herein are defined as follows:

         (a) "Tax Year" means the 12-month period beginning July I each year during the Lease Term or if the appropriate Governmental tax fiscal period shall begin on any date other than July 1, such other date.

         (b) "Landlord's Tax Expenses Allocable to the Premises" means the same proportion of Landlord's Tax Expenses as Rentable Floor Area of Tenant's Premises bears to 95% of the Total Rentable Floor Area of the Building.

         (c) "Landlord's Tax Expenses" with respect to any Tax Year means the aggregate "real estate taxes" (hereinafter defined) with respect to that Tax Year, reduced by any net abatement receipts with respect to that Tax Year; provided, however, that if in any Tax Year an abatement has been obtained on account of vacancies in the Building, or if the real estate taxes had initially been assessed in an amount to reflect such vacancies then Landlord's Tax Expenses shall be determined to be an amount equal to the taxes which would normally be expected to have been assessed had occupancy been ninety-five percent (95%) as of the reference date or period on which or in relation to which such assessment was made. For this purpose, taxes on properties comparable to the Property may be used as a reference (specifically including the buildings known as Four and Five Cambridge Center) if such properties were occupied at ninety-five percent (95%) more or less during the relevant period.

         (d) "Real estate taxes" means all taxes and special assessments of every kind and nature assessed by any Governmental authority on the Site or the Building or the Property which the Landlord shall be obligated to pay because of or in connection with the ownership, leasing and operation of the Site and the Building and reasonable expenses of any proceedings for abatement of taxes. The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest other than penalty interest payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such taxes are being determined. There shall be excluded from such taxes all income, estate, succession, inheritance and transfer taxes; provided, however, that if at any time during the Lease Term the present system of ad valorem taxation of real property shall be changed so that in lieu of, or in addition to, the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Site or Building, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect in the jurisdiction in which the Property is located) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so measured or based, shall be deemed to be included within the term "real estate taxes" but only to the extent that the same would be payable if the Site or Building were the only property of Landlord.

         (e) "Base Taxes" means Landlord's Tax Expenses (hereinbefore defined) for fiscal tax year 1997 (that is the period beginning July 1, 1996 and ending June 30, 1997).

         (f) "Base Taxes Allocable to the Premises" means the same proportion of Base Taxes as the Rentable Floor Area of Tenant's Premises bears to 95% of the Total Rentable Floor Area of the Building.

6.2 TENANT'S SHARE OF REAL ESTATE TAXES. If with respect to any full Tax Year or fraction of a Tax Year falling within the Lease Term Landlord's Tax Expenses Allocable to the Premises for a full Tax Year exceed Base Taxes Allocable to the Premises or for any such fraction of a Tax Year exceed the corresponding fraction of Base Taxes Allocable to the Premises (such amount being hereinafter referred to as the "Tax Excess"), then Tenant shall pay to Landlord, as additional rent, the amount of such Tax Excess. Payments by Tenant on account of the Tax Excess shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The



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         amount so to be paid to Landlord shall be an amount from time to time reasonably estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to the Tax Excess, ten (10) days at least before the day on which tax payments by Landlord would become delinquent. Not later than ninety (90) days after Landlord's Tax Expenses Allocable to the Premises are determinable for the first such Tax Year or fraction thereof and for each succeeding Tax Year or fraction thereof during the Lease Term, Landlord shall render Tenant a statement in reasonable detail certified by a representative of Landlord showing for the preceding year or fraction thereof, as the case may be, real estate taxes on the Building and Lot, abatements and reftinds, if any, of any such taxes and assessments, expenditures incurred in obtaining such abatement or reftind, the amount of the Tax Excess, the amount thereof already paid by Tenant and the amount thereof overpaid by, or remaining due from Tenant for the period covered by such statement. Within thirty (30) days after the receipt of such statement, Tenant shall pay any sum remaining due. Any balance shown as due to Tenant shall be credited against Annual Fixed Rent next due, or refunded to Tenant if the Lease Term has then expired and Tenant has no further obligation to Landlord. Expenditures for legal fees and for other expenses incurred in obtaining an abatement or refund may be charged against the abatement or refund before the adjustments are made for the Tax Year.

To the extent that real estate taxes shall be payable to the taxing authority in installments with respect to periods less than a Tax Year, the statement to be furnished by Landlord shall be rendered and payments made on account of such installments.

                                  ARTICLE VII

                       LANDLORD'S REPAIRS AND.SERVICES AND
                          TENANT'S ESCALATION PAYMENTS

7.1 STRUCTURAL REPAIRS. Except for (a) normal and reasonable wear and use and (b) damage caused by fire or other casualty and by eminent domain, Landlord shall, throughout the Lease Term, at Landlord's sole cost and expense, keep and maintain in good order, condition and repair the following portions of the Building: the structural portions of the roof, the exterior and load bearing walls, the foundation, the structural columns and floor slabs and other structural elements of the Building; provided however, that Tenant shall pay to Landlord, as Additional Rent, the cost of any and all such repairs which may be required as a result of repairs, alterations, or installations made by Tenant or any subtenant, assignee, licensee or concessionaire of Tenant or any agent, servant, employee or contractor of any of them or to the extent of any loss, destruction or damage caused by the omission or negligence of Tenant, any assignee or subtenant or any agent, servant, employee, customer, visitor or contractor of any of them.

7.2 OTHER REPAIRS TO BE MADE BY LANDLORD. Except as otherwise provided in this Lease and subject to provisions for reimbursement by Tenant as contained in Section 7.5, Landlord agrees to keep and maintain in good order, condition and repair the common areas and facilities of the Building, including heating, ventilating, air conditioning, plumbing and other Building systems equipment servicing the Premises, except that Landlord shall in no event be responsible to Tenant for (a) the condition of glass in and about the Premises (other than for glass in exterior walls for which Landlord shall be responsible unless the damage thereto is attributable to Tenant's negligence or



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

         misuse, in which event the responsibility therefor shall be Tenant's), or (b) for any condition in the Premises or the Building caused by any act or neglect of Tenant or any agent, employee, contractor, assignee, subtenant or invitee of Tenant. Without limitation, Landlord shall not be responsible to make any improvements or repairs to the Building or the Premises other than as expressly provided in Section 7.1 or in this
         Section 7.2, unless expressly otherwise provided in this Lease.

7.3 SERVICES TO BE PROVIDED BY LANDLORD. In addition, and except as otherwise provided in this Lease and subject to provisions for reimbursement by Tenant as contained in Section 7.5 and Tenant's responsibilities in regard to electricity as provided in Section 5.2, Landlord agrees to furnish services, utilities, facilities and supplies set forth in Exhibit D hereto equal in quality comparable to those customarily provided by landlords in high quality buildings in Cambridge. In addition, Landlord agrees to furnish, at Tenant's expense, reasonable additional Building operation services which are usual and customary in similar buildings in Cambridge, and such additional special services as may be mutually agreed upon by Landlord and Tenant, upon reasonable and equitable rates from time to time established by Landlord.

7.4 OPERATING COSTS DEFINED. "Operating Expenses Allocable to the Premises" means the same proportion of the Operating Expenses for the Property as Rentable Floor Area of the Premises bears to 95% of the Total Rentable Floor Area of the Building. "Base Operating Expenses" means Operating Expenses for the Property (as hereinafter defined) for calendar year 1997 (that is the period beginning January 1, 1997 and ending December 31, 1997). "Base Operating Expenses Allocable to the Premises" means the same proportion of Base Operating Expenses as the Rentable Floor Area of Tenant's Premises bears to 95% of the Total Rentable Floor Area of the Building. "Operating Expenses for the Property" means the cost of operation of the Property incurred by Landlord, including those incurred in discharging Landlord's obligations under Sections 7.2 and
         7.3. Such costs shall exclude (i) payments of debt service and any other mortgage charges, including, principal, interest and points (ii) brokerage corrimissions and legal fees incurred in the leasing of space in the Building, (iii) salaries of executives and owners not directly employed in the management or operation of the Building, (iv) the general overhead and administrative expenses of the home office of Landlord or Landlord's managing agent, (v) costs of special services rendered to tenants (including Tenant) for which a separate charge is made, (vi) the cost of any item or service to the extent to which Landlord is actually reimbursed or compensated by insurance, any tenant or any third party, (vii) real estate taxes, provided that real estate taxes are payable as provided in Section 6.2, (viii) penalties, interest and legal expenses for late payment of any obligation of Landlord, including, without limitation, taxes, insurance, and equipment leases, (ix) costs incurred in performing tenant improvements for any tenant, (x) all capital expendituies, except as otherwise explicitly provided in this Section 7.4, (xi) the cost of testing, remediation or removal of "Hazardous Materials" (as defined in Section 11.2) in the Building or on the Site as required by "Hazardous Materials Laws" (as defined in Section 11.2), (xii) legal fees and other costs associated with the enforcement of any lease of space in the Building, (xiii) the cost of any service or materials provided by Landlord or its affiliates, to the extent such costs exceed the reasonable cost for such services or materials absent such relationship in buildings similar to the Building in the vicinity of the Building, and (xiv)



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         advertising and promotional expenses incurred in connection with leasing space in the Building, but shall include, without limitation:

         (a) compensation, wages and all fringe benefits, workmen's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons for their services in the operating, maintaining or cleaning of the Building or the Site;

         (b) payments under service contracts with independent contractors for operating, maintaining or cleaning of the Building or the Site;

         (c) steam, water, sewer, gas, oil, electricity and telephone charges (excluding such utility charges separately chargeable to tenants for additional or separate services and electricity charges paid by Tenant in the manner set forth in Section 5.2) and costs of maintaining letters of credit or other security as may be required by utility companies as a condition of providing such services;

         (d) cost of maintenance, cleaning and repairs (other than repairs not properly chargeable against income or reimbursed from contractors under guarantees);

         (e)      cost of snow removal and care of landscaping;

         (f)      cost of building and cleaning supplies and equipment;

         (g) premiums for insurance carried with respect to the Property (including, without limitation, liability insurance, insurance against loss in case of fire or casualty and of monthly installments of Annual Fixed Rent and any Additional Rent which may be due under this Lease and other leases of space in the Building for not more than twelve (12) months in the case of both Annual Fixed Rent and Additional Rent and, if there be any first mortgage on the Property, including such insurance as may be required by the holder of such first mortgage);

         (h) management fees at reasonable rates consistent with the type of occupancy and the services rendered;

         (i) the Building's share of operating expenses (as herein defined in this Section 7.4) related to the maintenance and repair of the Loading Dock and of other common areas and facilities within Parcel 4 of the Development Area for use of tenants of the Building in common with tenants of other buildings in the Development Area;

         (j) depreciation for capital expenditures made by Landlord (x) to reduce operating expenses if Landlord reasonably shall have determined that the annual reduction in operating expenses shall exceed depreciation therefor or (y) to comply with applicable laws, rules, regulations, requirements, statutes, ordinances, by-laws and court decisions of all public authorities which are enacted after the Date of this Lease (herein collectively called "Legal Requirements"), (plus, in the case of both (x) and (y), an interest factor, reasonably determined by Landlord, as being the interest rate then charged for long term mortgages by institutional lenders on like properties within the general locality in which the Building is located), and in the case of both (x) and (y) depreciation shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of the capital item; and

         (k) all other reasonable and necessary expenses paid in connection with the operating, cleaning and maintenance of the Building, the Site and said common areas and facilities and properly chargeable against income.

Notwithstanding the foregoing, in determining the amount of Operating Expenses for the Property for any calendar year or portion thereof falling within the Lease Term, no decrease in Operating Expenses Allocable to the Property shall result in a reduction in the amount otherwise payable by Tenant if and to the extent said decrease is attributable to vacancy in the Building rather than to any other causes.

7.5 TENANT'S ESCALATION PAYMENTS. (A) If with respect to any calendar year falling within the Lease Term, or fraction of a calendar year falling within the Lease Term at the beginning or end thereof, the Operating Expenses Allocable to the Premises (as defined in Section 7.4) for a full calendar year exceed Base Operating Expenses Allocable to the Premises (as defined in Section 7.4) or for any such fraction of a calendar year exceed the corresponding fraction of Base Operating Expenses Allocable to the Premises (such amount being hereinafter referred to as the "Operating Cost Excess"), then Tenant shall pay to Landlord, as Additional Rent, on or before the thirtieth (30th) day following receipt by Tenant of the statement referred to below in this
         Section 7.5, the amount of such excess. Base Operating Expenses (as defined in Section 7.4) DO NOT include the $ 1.00 for tenant electricity to be paid by Tenant as part of the Annual Fixed Rent. However, if and so long as Landlord is NOT allocating the cost of electricity among tenants of the Building in accordance with Exhibit H, then the Base Operating Expenses shall be increased by $ 1.00 per square foot of the Total Rentable Floor Area of the Building.

(B) Payments by Tenant on account of the Operating Cost Excess shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to Landlord shall be an amount from time to time reasonably estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to the Operating Cost Excess for each calendar year during the Lease Term.

(C) No later than ninety (90) days after the end of the first calendar year or fraction thereof ending December 31 and of each succeeding calendar year during the Lease Term or fraction thereof at the end of the Lease Term, Landlord shall render Tenant a statement in reasonable detail and according to usual accounting practices certified by a representative of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the

Property and the Operating Expenses Allocable to the Premises. Said statement to be rendered to Tenant also shall show for the preceding year or fraction thereof, as the case may be, the amounts already paid by Tenant on account of Operating Cost Excess and the amount of Operating Cost Excess remaining due from, or overpaid by, Tenant for the year or other period covered by the statement.

If such statement shows a balance remaining due to Landlord, Tenant shall pay same to Landlord on or before the thirtieth (30th) day following receipt by Tenant of said statement. Any balance shown as due to Tenant shall be credited against Annual. Fixed Rent next due, or refunded to Tenant if the Lease Term has then expired and Tenant has no further obligation to Landlord. Upon notice to Landlord given within ninety (90) days after Tenant's receipt of such statement, Tenant, at Tenant's expense, may examine Landlord's books and records regarding such statement at any reasonable time specified by Landlord during Landlord's business hours at a place designated by Landlord. Tenant shall hold such books and records in confidence and not disclose the same to any other party, including, without limitation, any other tenant in the Building. If such examination reveals that Landlord's Operating Expenses for a calendar year have been (a) overstated by Landlord, then an equitable adjustment shall be made in the amount paid or payable pursuant to this Section 7.5 for such calendar year, and appropriate credit shall be made against (i) monthly installments of Annual Fixed Rent next thereafter coming due or (ii) any other sums due from Tenant to Landlord under this Lease (or refund such amount if the Term has ended and Tenant has no further obligation to Landlord other than an indemnification obligation for which no claim has been made) or (b) understated by Landlord, then an equitable adjustment shall be made in the amount paid or payable pursuant to this Section 7.5 for such calendar year and an appropriate payment shall be made by Tenant to Landlord within thirty (30) days after Landlord bills Tenant therefor.

Any payment by Tenant for the Operating Cost Excess shall not be deemed to waive any rights of Tenant to claim that the amount thereof was not determined in accordance with the provisions of this Lease.

7.6 NO DAMAGE. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any purposes in this Lease authorized, or for repairing the Premises or any portion of the Building however the necessity may occur. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause reasonably beyond Landlord's control, including, without limitation, strike, lockout, breakdown, accident, order or regulation of or by any Governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any cause due to any act or neglect of Tenant or Tenant' s servants, agents, employees, licensees or any person claiming by, through or under Tenant, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in this Lease, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Subject to the foregoing terms of this Section 7.6,

         Landlord shall use reasonable efforts to remedy as soon as practicable any delay referenced above.

Landlord reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use diligent efforts to avoid unnecessary inconvenience to Tenant by reason thereof.

                                  ARTICLE VIII

                                TENANT'S REPAIRS

8.1 TENANT'S REPAIRS AND MAINTENANCE. Tenant covenants and agrees that, from and after the date that possession of the Premises is delivered to Tenant and until the end of the Lease Term, Tenant will keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof, excepting only for those repairs for which Landlord is responsible under the terms of Article VII of this Lease and damage by fire or other casualty and as a consequence of the exercise of the power of eminent domain. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damages to common areas in the Building by Tenant, Tenant's agents, employees, contractors, or invitees.

If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand in writing (except in the event of an emergency, when no prior notice is required, provided that Landlord shall give verbal or written notice to Tenant as soon as practicable after making repairs) that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch within thirty (30) days after such demand (except in the event of an emergency, when Landlord may make such repairs immediately), Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof If Landlord makes or causes such repairs to be made, Tenant agrees that Tenant will forthwith on demand, pay to Landlord as Additional Rent the cost thereof, and if Tenant shall default in such payment, Landlord shall have the remedies provided for nonpayment of rent or other charges payable hereunder.

                                   ARTICLE IX

                                   ALTERATIONS

9.1 LANDLORD'S APPROVAL. Tenant covenants and agrees not to make alterations, additions or improvements to the Premises, whether before or during the Lease Term, except in accordance with plans and specifications therefor first approved by Landlord in writing, which approval shall not be unreasonably withheld or delayed. Landlord shall not be deemed unreasonable:

         (a) for withholding approval of any alterations, additions or improvements which (i) in Landlord's opinion might adversely affect any structural or exterior element of the Building, any area or element outside of the Premises or any facility serving any area of the Building outside of the Premises, or
                  (ii) involve or affect the exterior design, size, height or other exterior dimensions of the Building, or (iii) enlarge the Rentable Floor Area of the Premises; or

         (b) for making its approval conditional on Tenant's agreement to restore the Premises to its condition prior to such alteration, addition, or improvement at the expiration or earlier termination of the Lease Term.

Landlord's review and approval of any such plans and specifications and consent to perform work described therein shall not be deemed an agreement by Landlord that such plans, specifications and work conform with applicable Legal Requirements and requirements of insurers of the Building (herein called "Insurance Requirements") nor deemed a waiver of Tenant's obligations under this Lease with respect to applicable Legal Requirements and Insurance Requirements nor impose any liability or obligation upon Landlord with respect to the completeness, design sufficiency or compliance of such plans, specifications and work with applicable Legal Requirements and Insurance Requirements.

9.2 CONFORMITY OF WORK. Tenant covenants and agrees that any alterations, additions, improvements or installations made by it to or upon the Premises shall be done in a good and workmanlike manner and in compliance with all applicable Legal Requirements and Insurance Requirements now or hereafter in force, that materials of first and otherwise good quality shall be employed therein, that the structure of the Building shall not be endangered or impaired thereby and that the Premises shall not be diminished in value thereby.

9.3 PERFORMANCE OF WORK, GOVERNMENTAL PERMITS AND INSURANCE. All of Tenant's alterations and additions and installation of furnishings shall be coordinated with any work being performed by or for Landlord and in such manner as to maintain harmonious labor relations and not to damage the Building or Site or interfere with Building construction or operation and, except for installation of furnishings, shall be performed by Landlord's general contractor or by contractors or workmen first approved by Landlord. Except for work by Landlord's general contractor, Tenant shall procure all necessary governmental permits before making any repairs, alterations, other improvements or installations. Tenant agrees to save harmless and indemnify Landlord from any and all injury, loss, claims or damage to any person or property occasioned by or arising out of the doing of any such work whether the same be performed prior to or during the Term of this Lease. In addition, Tenant shall cause each contractor to carry workmen's compensation insurance in statutory amounts covering the employees of all contractors and subcontractors, and commercial general liability insurance or comprehensive general liability insurance with a broad form comprehensive liability endorsement with such limits as Landlord may require reasonably from time to time during the Term of this Lease, but in no event less than the minimum amount of commercial general liability insurance or comprehensive general liability insurance Tenant is required to maintain as set forth in Section 1.2 hereof and as the same may be modified as provided in Section 13.2 hereof (all such insurance to be written in companies approved reasonably by Landlord and insuring Landlord, Landlord's managing agent and Tenant as well as contractors) and to deliver to Landlord certificates of all such insurance.

9.4 LIENS. Tenant covenants and agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Building or the Site and immediately to discharge any such liens which may so attach.

9.5 NATURE OF ALTERATIONS. All work, construction, repairs, alterations, other improvements or installations made to or upon the Premises (including, but not limited to, the construction performed by Landlord under Article IV), shall become part of the Premises and shall become the property of Landlord and remain upon and be surrendered with the Premises as a part thereof upon the expiration or earlier termination of the Lease Term, except as follows:

         (a) All trade fixtures whether by law deemed to be a part of the realty or not, installed at any time or times by Tenant or any person claiming under Tenant shall remain the property of Tenant or persons claiming under Tenant and may be removed by Tenant or any person claiming under Tenant at any time or times during the Lease Term or any occupancy by Tenant thereafter and shall be removed by Tenant at the expiration or earlier termination of the Lease Term if so requested by Landlord. Tenant shall repair any damage to the Premises occasioned by the removal by Tenant or any person claiming under Tenant of any such property from the Premises.

         (b) At the expiration or earlier termination of the Lease Term, unless otherwise agreed in writing by Landlord, Tenant shall remove any wiring for Tenant's computer, telephone and other communication systems and equipment and any alterations, additions and improvements made with Landlord's consent during the Lease Term for which such removal was made a condition of such consent under Section 9.1 (b). Upon such removal Tenant shall restore the Premises to their condition prior to such alterations, additions and improvements and repair any damage occasioned by such removal and restoration.

         (c) If Tenant shall make any alterations, additions or improvements to the Premises for which Landlord's approval is required under Section 9.1 without obtaining such approval, then at Landlord's request at any time during the Lease Term, and at any event at the expiration or earlier termination of the Lease Term, Tenant shall remove such alterations, additions and improvements and restore the Premises to their condition prior to same and repair any damage occasioned by such removal and restoration. Nothing herein shall be deemed to be a consent to Tenant to make any such alterations, additions or improvements, the provisions of Section 9.1 being applicable to any such work.

9.6 INCREASES IN TAXES. Tenant shall pay, as additional rent, one hundred percent (100%) of any increase in real estate taxes on the Property which shall, at any time after the Commencement Date, result from alterations, additions or improvements to the Premises made by Tenant if the taxing authority specifically determines such increase results from such alterations, additions or improvements made by Tenant.

                                    ARTICLE X

                                     PARKING

10.1 PARKING PRIVILEGES. Reference is made to the fact that affiliates of Landlord have constructed two (2) parking garages and propose to construct one or more additional parking garages (hereinafter the "Garage" or the "Garages") within the Development Area shown on Exhibit F to serve the Building and other buildings constructed or to be constructed by Landlord or affiliates of Landlord within the Development Area. The existing Garage, with vehicular entrances from the south side of Broadway and the east side of Ames Street, is also sometimes hereinafter referred to as the "East Garage". The existing Garage, located on Parcel 2 of the Development Area with vehicular entrances from the north side of Broadway and the south side of Binney Street is also sometimes hereinafter referred to as the "North Garage". Landlord shall provide to Tenant monthly parking privileges in one or more of the Garages in number not to exceed parking for two (2) passenger automobiles for each 1,000 square feet of Rentable Floor Area of the Premises for the parking of motor vehicles in unreserved stalls in one or more of the Garages by Tenant's employees commencing on the Commencement Date of the Lease Term. Such parking privileges may be shifted from time to time among the Garages by notice from Landlord; provided however that parking shall be provided in the East Garage for no less than one-half (Y2) of the total number of automobiles for which Tenant elects to have parking privileges pursuant to this Section 10.
         1. Within thirty (3 0) days after the date of execution of this Lease, Tenant shall notify Landlord of the number of parking spaces which Tenant desires be made available in the Garage(s) for its use in accordance with this Section.

10.2 PARKING CHARGES. Tenant shall pay for parking privileges in Garages at prevailing monthly rates from time to time charged by the operator or operators of Garages, whether or not such operator is an affiliate of Landlord. Such monthly parking charges for parking privileges in the Garage or Garages shall constitute Additional Rent and shall be payable monthly as directed by Landlord upon billing therefor by Landlord. Tenant acknowledges that said monthly charges to be paid under this Section are for the use by the Tenant of the parking privileges referred to herein, and not for any other service.

10.3 GARAGE OPERATION. Unless otherwise determined by Landlord, each Garage is to be operated on a self-parking basis, and Tenant shall be obligated to park and remove its own automobiles. Tenant's parking shall be on an unreserved basis, Tenant having the right to park in any available stalls. Tenant's access and use privileges with respect to the Garage shall be in accordance with regulations of uniform applicability to the users of the Garage from time to time established by the operator of the Garage. Tenant shall receive one (1) identification sticker or pass and one (1) magnetic card so-called, or other suitable device providing access to the Garage, for each vehicle paid for by Tenant. Tenant shall supply Landlord with an identification roster listing, for each identification sticker or pass, the name of the employee and the make, color and registration number of the vehicle to which it has been assigned, and shall provide a revised roster to Landlord monthly indicating changes thereto. Any automobile found parked in the Garage during normal business hours without appropriate identification will be subject to being towed at said automobile owner's expense. The parking privileges granted herein are nontransferable. The door of the Garage will be open during normal business hours except during periods of severe inclement or cold weather. For periods during which an attendant is not on duty at the Garage entrance or when the door to the Garage is closed, or at any other periods as may from time to time be stipulated by the Garage Operator in accordance with its regulations, including normal business hours, the magnetic cards furnished to Tenant shall be used by Tenant to gain access to and egress from the Garage for motor vehicles.

10.4 LIMITATIONS. Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by all reasonable rules and regulations promulgated by Landlord or the operator of the parking facilities with respect to the use of the Garage or such ongrade parking facilities as may be provided by Landlord within the Development Area. Except to the extent of gross negligence or willful acts, neither the Landlord nor the operator of such parking facilities assumes any responsibility whatsoever for loss or damage due to fire or theft or otherwise to any automobile or to any personal property therein, however caused, and Tenant agrees, upon request from the Landlord, from time to time, to notify its officers, employees and agents then using any of the parking privileges provided for herein, of such limitation of liability. Tenant further acknowledges and agrees that a license only is hereby granted, and no bailment is intended or shall be created.

10.5 INTERIM ON-GRADE PARKING. Notwithstanding the references to Garages in this Article X, Tenant acknowledges that, from time to time, Landlord may satisfy the requirements of providing Tenant with parking hereunder (except for parking called for as to be provided in the East Garage) by providing such parking in on-grade parking lots within the Development Area, in which case such parking shall be paid for in accordance with the prevailing monthly rate from time to time charged by the operator or operators of such lots, whether or not such operator is an affiliate of Landlord, and in all other respects in accordance with the terms and conditions of this Article X.

                                   ARTICLE XI

                            CERTAIN TENANT COVENANTS

Tenant covenants during the Lease Term and for such further time as Tenant occupies any part of the Premises:

11.1 To pay when due all Annual Fixed Rent and Additional Rent and all charges for utility services rendered to the Premises and service inspections therefor (except as is otherwise provided in Exhibit D) and, as further Additional Rent, all charges for additional and special services rendered pursuant to Section 7.3.

11.2 To use and occupy the Premises for the Permitted Uses only, and not to injure or deface the Premises or the Property, not to permit in the Premises any auction sale, vending machine or flammable fluids or chemicals, or nuisance, or the emission from the Premises of any objectionable noise or odor, nor to use or devote the Premises or any part thereof for any purpose other than the Permitted Uses, nor any use thereof which is inconsistent with the maintenance of the Building as an office building of the first-class in the quality of its maintenance, use and occupancy, or which is improper, offensive, contrary to law or ordinance or liable to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building. Further,
         (i) Tenant shall not, nor shall Tenant permit its employees, invitees, agents, independent contractors, contractors, assignees or subtenants to, keep, maintain, store or dispose of (into the sewage or waste disposal system or otherwise) or engage in any activity which might produce or generate any substance which is or may hereafter be classified as a hazardous material, waste or substance (collectively "Hazardous Materials"), under federal, state or local laws, rules and regulations, including, without limitation, 42 U.S.C. Section 6901 et seq., 42 U.S.C. Section 9601 et seq., 42 U.S.C. Section 2601 et seq., 49 U.S.C. Section 1802 et seq. and Massachusetts General Laws, Chapter 2 1 E and the rules and regulations promulgated under any of the foregoing, as such laws, rules and regulations may be amended from time to time (collectively "Hazardous Materials Laws"), (ii) Tenant shall immediately notify Landlord of any incident in, on or about the Premises, the Building or the Site that would require the filing of a notice under any Hazardous Materials Laws, (iii) Tenant shall comply and shall cause its employees, invitees, agents, independent contractors, contractors, assignees and subtenants to comply with each of the foregoing and (iv) Landlord shall have the right to make such inspections (including testing) as Landlord shall elect from time to time to determine that Tenant is complying with the foregoing.

11.3 Not to obstruct in any manner any portion of the Building not hereby leased or any portion thereof or of the Site used by Tenant in common with others; not without prior consent of Landlord to permit the painting or placing of any signs, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, visible from outside the Premises; and to comply with all reasonable rules and regulations now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Building and the Site and their facilities and approaches, but Landlord shall not be liable to Tenant for the failure of other occupants of the Building to conform to such rules and regulations.

11.4 To keep the Premises equipped with all safety appliances required by law or ordinance or any other regulation of any public authority because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of any use made by Tenant other than normal office use, and to procure all licenses and permits so required because of such use and, if requested by Landlord, to do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses.

11.5 Not to place a load upon any floor in the Premises exceeding an average rate of 70 pounds of live load (including partitions) per square foot of floor area; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant's business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient to absorb and prevent vibration or noise that may be transmitted to the Building structure or to any other space in the Building.

11.6 To pay promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

11.7 To pay, as Additional Rent, all reasonable costs, counsel and other fees incurred by Landlord in connection with the successful enforcement by Landlord of any, obligations of Tenant under this Lease.

11.8 Not to do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of insurance on the Premises or on the Building above the standard rate applicable to premises being occupied for the use to which Tenant has agreed to devote the Premises; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as Additional Rent hereunder.

11.9 To comply with all applicable Legal Requirements now or hereafter in force which shall impose a duty on Landlord or Tenant relating to or as a result of the use or occupancy of the Premises; provided that Tenant shall not be required to make any alterations or additions to the structure, roof, exterior and load bearing walls, foundation, structural floor slabs and other structural elements of the Building unless the same are required by such Legal Requirements as a result of or in connection with Tenant's use or occupancy of the Premises beyond normal use of space of this kind, Tenant shall promptly pay all fines, penalties and damages that may arise out of or be imposed because of its failure to comply with the provisions of this Section 11.9.

                                  ARTICLE XII

                            ASSIGNMENT AND SUBLETTING

12.1 PROHIBITION. Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant's interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises, or to permit occupancy of the Premises or any part thereof by anyone other than the Tenant. Any assignment, mortgage, pledge, occupancy arrangement, hypothecation, transfer or subletting shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties;

         and, at Landlord's sole option, shall constitute a default of Tenant entitling Landlord to exercise its remedies in the event of default hereunder by Tenant. In addition, Landlord shall be entitled to seek specific performance by Tenant and or the equitable relief with respect to the provisions of this Article XII.

12.2 EXCEPTIONS FOR PARENT OR SUBSIDIAR. Notwithstanding the foregoing provisions of Section 12.1 above, but subject to the provisions of Sections 12.3 and 12.4 below, Tenant shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to (i) any entity that controls, is controlled by or is under common control with Tenant or (ii) any corporation into which Tenant may be converted or with which it may merge, provided that the entity to which this Lease is so assigned or which so sublets the Premises has a credit worthiness (e.g. assets on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the Tenant as of the Date of this Lease.

12.3 TENANT'S NOTICE. Tenant shall give Landlord notice of any proposed sublease or assignment, and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or subtenant, (b) all of the terms and provisions upon which the proposed assignment or subletting is to be made, and (c) such information as may be reasonably required by Landlord to determine that such proposed assignment or subletting complies with the requirements of said Section 12.2.

12.4 ADDITIONAL CONDITIONS. (A) It shall be a condition of the validity of any assignment or subletting of right under Section 12.2 above that both Tenant and the assignee or sublessee agree directly with Landlord in a separate written instrument reasonably satisfactory to Landlord which contains terms and provisions reasonably required by Landlord, including, without limitation, the agreement of the assignee or sublessee to be bound by all the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the Annual Fixed Rent, Additional Rent, and other amounts provided for under this Lease (but in the case of a partial subletting, such subtenant shall agree on a pro rata basis to be so bound), including the provisions of Section
         12.1 through 12.4 hereof, but such assignment or subletting shall not relieve the Tenant named herein of any of the obligations of the Tenant hereunder, Tenant shall remain fully and primarily liable therefor and the liability of Tenant and such assignee (or subtenant, as the case may be) shall be joint and several. Further, and notwithstanding the foregoing, the provisions hereof shall not constitute a recognition of the assignment or the assignee thereunder or the sublease or the subtenant thereunder, as the case may be, and at Landlord's option, upon the termination of the Lease, the assignment or sublease shall be terminated.

(B) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may upon prior notice to Tenant, at any time and from time to time, collect Annual Fixed Rent, Additional Rent, and other chargesfrom the assignee, sublessee or occupant and apply the net amount collected to the Annual Fixed Rent, Additional Rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Sections 12.1 through 12.4 hereof, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained, the Tenant herein named to remain primarily liable under this Lease.

(C) As Additional Rent, Tenant shall reimburse Landlord promptly for out of pocket legal and other expenses incurred by Landlord in connection with any assignment or subletting.

                                  ARTICLE XIII

              INDEMNITY AND COMMERCIAL GENERAL LIABILITY INSURANCE

13.1 TENANT'S INDEMNITY. To the maximum extent this agreement may be made effective according to law, Tenant agrees to indemnify and save harmless Landlord from. and against all claims of whatever nature arising from or claimed to have arisen from: any act, omission or negligence of Tenant, or Tenant's contractors, licensees, invitees, agents, servants, independent contractors or employees; any accident, injury or damage whatsoever caused to any person, or to the property of any person, occurring in or about the Premises after the date that possession of the Premises is first delivered to Tenant and until the end of the Lease Term and thereafter, provided that during any such period after the Lease Term Tenant or anyone acting by, through or under Tenant is in occupancy of the Premises or any portion thereof, or any accident, injury or damage occurring outside the Premises but within the Building, the Garage or on the Site, where such accident, injury or damage results, or is claimed to have resulted, from an act, omission or negligence on the part of Tenant or Tenant's contractors, licensees, invitees, agents, servants, independent contractors or employees.

This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

13.2 COMMERCIAL GENERAL LIABILITY INSURANCE. Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Lease Term of this Lease, and thereafter, so long as Tenant is in occupancy of any part of the Premises, a policy of commercial general liability or comprehensive general liability insurance written on an occurrence basis with a broad form comprehensive liability endorsement under which Landlord and Landlord's managing agent (and such other persons as are in privity of estate with Landlord and Landlord's managing agent as may be set out in notice from time to time) and Tenant are named as insureds, and under which the insurer agrees to indemnify and hold Landlord and Landlord's managing agent, and those in privity of estate with Landlord and Landlord's managing agent, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages mentioned in Section 13.1 of this
         Article XIII, in the broadest form of such, coverage from time to time available in the jurisdiction in which the Premises are located. Each such policy shall be non-cancelable and non-amendable with respect to Landlord and Landlord's said designees without thirty (30) days' prior notice to Landlord, and a duplicate original or certificate thereof shall be delivered to Landlord. As of the

         Commencement Date hereof, the minimum limits of liability of such insurance shall be as specified in Section 1.2 and from time to time during the Lease Term for such higher limits, if any, as are carried customarily in the Greater Boston Area with respect to similar properties. All insurance required to be maintained by Tenant pursuant to this Lease shall be maintained with responsible companies qualified to do business, and in good standing, in the Commonwealth of Massachusetts and which have a rating of at least "A2' and are within a financial size category of not less than "Class VIII" in the most current Best's Key Rating Guide or such similar rating as may be reasonably selected by Landlord if such Guide is no longer published.

13.3 TENANT'S PROPERTY INSURANCE. Tenant, at Tenant's expense, shall maintain at all times during the Term of the Lease insurance against loss or damage covered by the so-called "all risk" type insurance coverage with respect to Tenant's fixtures, equipment, goods, wares and merchandise, tenant improvements made by or paid for by Tenant, and other property of Tenant (collectively "Tenants Property"). Such insurance shall be in an amount at least equal to the full replacement cost of Tenant's Property.

13.4 NON-SUBROGATION. Any insurance carried by either party with respect to the Premises or property therein or occurrences thereon shall, if it can be so written without additional premium or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.

13.5 TENANTS RISK. To the maximum extent that this agreement may be made effective according to law, Tenant agrees to use and occupy the Premises and to use such other portions of the Building, the Garage or Garages, the Site and the Development Area as Tenant is herein given the right to use at Tenant's own risk; and Undlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant.

                                  ARTICLE XIV

                            FIRE, CASUALTY AND TAKING

14.1 DAMAGE RESULTING FROM CASUALTY. In case during the Lease Term the Building or the Site are damaged by fire or other casualty, and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within one hundred twenty (120) days from the time that repair work would commence, Landlord may, at its election, terminate this Lease by notice given to Tenant within sixty (60) days after the date of such fire or other casualty, specifying the effective date of termination. The effective date of termination specified by Landlord shall not be less than thirty (30) days nor more than forty-five (45) days after the date of notice of such termination. Unless terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect following any such damage subject, however, to the following provisions.

If during the last fifteen (15) months of the Lease Term, the Building shall be damaged by fire or casualty and such fire or casualty damage to the Premises cannot reasonably be expected to be repaired or restored within one hundred twenty (120) days from the time that repair or restoration work would commence, then Tenant shall have the right, by giving notice to Landlord not later than thirty (30) days after such damage, to terminate this Lease, whereupon this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof

If the Building or the Site or any part thereof are damaged by fire or other casualty and this Lease is not so terminated, or Landlord has no right to terminate this Lease, and in either such case the holder of any mortgage which includes the Building as a part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net insurance proceeds to be applied to the restoration of the Building (and/or the Site), Landlord, promptly after such damage and the determination of the net amount of insurance proceeds available shall use due diligence to restore the Premises and the Building in the event of damage thereto (excluding Tenant's Property ) into proper condition for use and occupation and a just proportion of the Annual Fixed Rent, the Operating Cost Excess and Tenant's share of real estate taxes according to the nature and extent of the injury to the Premises shall be abated from the date of casualty until the Premises shall have been put by Landlord substantially into such condition. Notwithstanding the foregoing, Landlord shall not be obligated to expend for such repairs and restoration any amount in excess of the net insurance proceeds.

Where Landlord is obligated or otherwise elects to effect restoration of the Premises, unless such restoration is completed within one (1) year from the date of the casualty or taking, such period to be subject, however, to extension where the delay in completion of such work is due to causes beyond Landlord's reasonable control (but in no event beyond eighteen (18) months from the date of the casualty or taking), Tenant shall have the right to terminate this Lease at any time after the expiration of such one-year (as extended) period until the restoration is substantially completed, such termination to take effect as of the thirtieth (30th) day after the date of receipt by Landlord of Tenant's notice, with the same force and effect as if such date were the date originally established as the expiration date hereof unless, within such thirty (30) day period such restoration is substantially completed, in which case Tenant's notice of termination shall be of no force and effect and this Lease and the Lease Term shall continue in full force and effect.

14.2 UNINSURED CASUALTY. Notwithstanding anything to the contrary contained in this Lease, if the Building or the Premises shall be substantially damaged by fire or casualty as the result of a risk not covered by the forms of casualty insurance at the time maintained by Landlord and such fire or casualty damage cannot, in the ordinary course, reasonably be expected to be repaired within ninety (90) days from the time that repair work would commence, Landlord may, at its election, terminate the Term of this Lease by notice to Tenant given within thirty (30) days after such loss. If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

14.3     RIGHTS OF TERMINATION FOR TAKING. Except as hereinafter provided in
         Section 14.4 hereof, if the Building, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) unsuitable for

         Tenant's purposes, shall be taken by condemnation or right of eminent domain, Landlord or Tenant shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than thirty (30) days after Tenant has been deprived of possession. If either party shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

Further, if so much of the Building shall be so taken that continued operation of the Building would be uneconomic, Landlord shall have the right to terminate this Lease by giving notice to Tenant of Landlord's desire to do so not later than thirty (30) days after Tenant has been deprived of possession of the Premises (or such portion thereof as may be taken). If Landlord shall give such notice, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

Should any part of the Premises be so taken or condemned during the Lease Term hereof, and should this Lease not be terminated in accordance with the foregoing provisions, and the holder of any mortgage which includes the Premises as part of the mortgaged premises or any ground lessor of any ground lease which includes the Site as part of the demised premises allows the net condemnation proceeds to be applied to the restoration of the Building, Landlord agrees that after the determination of the net amount of condemnation proceeds available to Landlord, Landlord shall * use due diligence to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable (excluding Tenant's Property). Notwithstanding the foregoing, Landlord shall not be obligated to expend for such repair and restoration any amount in excess of the net condemnation proceeds.

If the Premises shall be affected by any exercise of the power of eminent domain and neither Landlord nor Tenant shall terminate this Lease as provided above, then the Annual Fixed Rent, the Operating Cost Excess and Tenant's share of real estate taxes shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant; and in case of a taking which permanently reduces the Rentable Floor Area of the Premises, a just proportion of the Annual Fixed Rent, the Operating Cost Excess and Tenant's share of real estate taxes shall be abated for the remainder of the Lease Term.

14.4 AWARD. Except as otherwise provided in Section 14.4, Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building, the Site and the Garage or Garages and the leasehold interest hereby created, and compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation.

However, nothing contained herein shall be construed to prevent Tenant from prosecuting in any such proceedings a claim for its trade fixtures so taken or relocation, moving and other dislocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

                                   ARTICLE XV

                                     DEFAULT

15.1 TENANT'S DEFAULT. This Lease and the term of this Lease are subject to the limitation that Tenant shall be in default if, at any time during the Lease Term, any one or more of the following events (herein called an "Event of Default" a "default of Tenant" or similar reference) shall occur and not be cured prior to the expiration of the grace period (if any) herein provided, as follows:

         (a) Tenant shall fail to pay any installment of the Annual Fixed Rent, or any Additional Rent or any other monetary amount due under this Lease on or before the date on which the same becomes due and payable, and such failure continues for five
                  (5) days after notice from Landlord thereof, or

         (b) Landlord having rightfully given the notice specified in (a) above to Tenant twice in any twelve (12) month period, Tenant shall fail thereafter to pay the Annual Fixed Rent, Additional Rent or any other monetary amount due under this Lease on or before the date on which the same becomes due and payable; or

         (c) Tenant shall fail to perform or observe some term or condition of this Lease which, because of its character, would immediately jeopardize Landlord's interest (such as, but without limitation, failure to maintain general liability insurance, or the employment of labor and contractors within the Premises which interfere with Landlord's work, in violation of Section 4.3 or Section 9.3), and such failure continues for three (3) days after notice from Landlord to Tenant thereof; or

         (d) Tenant shall fail to perform or observe any other requirement, term, covenant or condition of this Lease (not hereinabove in this Section 15.1 specifically referred to) on the part of Tenant to be performed or observed and such failure shall continue for thirty (30) days after notice thereof from Landlord to Tenant, or if said default shall reasonably require longer than thirty (30) days to cure, if Tenant shall fail to commence to cure said default within thirty (30) days after notice thereof and/or fail to continuously prosecute the curing of the same to completion with due diligence; or

         (e) The estate hereby created shall be taken on execution or by other process of law; or

         (f) Tenant shall make an assignment or trust mortgage arrangement, so-called, for the benefit of its creditors; or

         (g) Tenant shall judicially be declared bankrupt or insolvent according to law; or

         (h) a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer is appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction; or

         (i) any petition shall be filed against Tenant in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceeding, and such proceedings shall not be fully and finally dismissed within sixty (60) days after the institution of the same; or

         (j) Tenant shall file any petition in any court, whether or not pursuant to any statute of the United States or any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceeding.

15.2 TERMINATION; RE-ENTRY. Upon the happening of any one or more of the aforementioned Events of Default (notwithstanding any license of a former breach of covenant or waiver of the benefit hereof or consent in a former instance), Landlord or Landlord's agents or servants may give to Tenant a notice (hereinafter called "notice of termination") terminating this Lease on a date specified in such notice of termination (which shall be not less than five (5) days after the date of the mailing of such notice of termination), and this Lease and the Lease Term, as well as any and all of the right, title and interest of the Tenant hereunder, shall wholly cease and expire on the date set forth in such notice of termination (Tenant hereby waiving any rights of redemption) in the same manner and with the same force and effect as if such date were the date originally specified herein for the expiration of the Lease Term, and Tenant shall then quit and surrender the Premises to Landlord.

In addition or as an alternative to the giving of such notice of termination, Landlord or Landlord's agents or servants may, by any suitable action or proceeding at law, immediately or at any time thereafter re-enter the Premises and remove therefrom Tenant, its agents, employees, servants, licensees, and any subtenants and other persons, and all or any of its or their property therefrom, and repossess and enjoy the Premises, together with all additions, alterations and improvements thereto; but, in any event under this Section 15.2, Tenant shall remain liable as hereinafter provided.

The words "re-enter" and "re-entry" as used throughout this Article XV are not restricted to their technical legal meanings.

15.3 CONTINUED LIABILITY. RE-LETTING. If this Lease is terminated or if Landlord shall re-enter the Premises as aforesaid, or in the event of the termination of this Lease, or of re- entry, by or under any proceeding or action or any provision of law by reason of an Event of Default hereunder on the part of Tenant, Tenant covenants and agrees forthwith to pay and be liable for, on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Annual Fixed Rent, all Additional Rent and other charges reserved as they would, under the terms of this Lease, become due if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Lease Term, or for the whole thereof, but, in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent and other charges received by Landlord in reletting, after deduction of all reasonable expenses incur-red in reletting the Premises (including, without limitation, remodeling costs, brokerage fees and the like), and in collecting the rent in connection therewith, in the following manner:

Amounts received by Landlord after reletting shall first be applied against such Landlord's expenses, until the same are recovered, and until such recovery, Tenant shall pay, as of each day when a payment would fall due under this Lease, the amount which Tenant is obligated to pay under the terms of this Lease (Tenant's liability prior to any such reletting and such recovery not in any way to be diminished as a result of the fact that such reletting might be for a rent higher than the rent provided for in this Lease); when and if such expenses have been completely recovered, the amounts received from reletting by Landlord as have not previously been applied shall be credited against Tenant's obligations as of each day when a payment would fall due under this Lease, and only the net amount thereof shall be payable by Tenant. Further, Tenant shall not be entitled to any credit of any kind for any period after the date when the term of this Lease is scheduled to expire according to its terms.

15.4 LIQUIDATED DAMAGES. Landlord may elect, as an alternative, to have Tenant pay liquidated damages, which election may be made by notice given to Tenant at any time after the termination of this Lease under
         Section 15.2, above, and whether or not Landlord shall have collected any damages as hereinbefore provided in this Article XV, and in lieu of all other such damages beyond the date of such notice. Upon such notice, Tenant shall promptly pay to Landlord, as liquidated damages, in addition to any damages collected or due from Tenant from any period prior to such notice, such a sum as at the time of such notice represents the amount of the excess, if any, of (a) the discounted present value, at a discount rate of 6%, of the Annual Fixed Rent, Additional Rent and other charges which would have been payable by Tenant under this Lease for the remainder of the Lease Term if the Lease terms had been fully complied with by Tenant, over and above (b) the discounted present value, at a discount rate of 6%, of the Annual Fixed Rent, Additional Rent and other charges that would be received by Landlord if the Premises were re- leased at the time of such notice for the remainder of the Lease Term at the fair market value (including provisions regarding periodic increases in Annual Fixed Rent if such are applicable) prevailing at the time of such notice.

For the purposes of this Article, if Landlord elects to require Tenant to pay liquidated damages in accordance with this Section 15.4, the total rent shall be computed by assuming the Tenant's share of real estate taxes under Section 6.1 and the Operating Cost Excess under Section 7.4 to be the same as were payable for the twelve (12) calendar months (or if less than twelve (12) calendar months have been elapsed since the date hereof, the partial year) immediately preceding such termination of re-entry.

Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeds in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

15.5 WAIVER OF REDEMPTION. Tenant, for itself and any and all persons claiming through or under Tenant, including its creditors, upon the termination of this Lease and of the term of this Lease in accordance with the terms hereof, or in the event of entry of judgment for the recovery of the possession of the Premises in any action or proceeding, or if Landlord shall enter the Premises by process of law or otherwise, hereby waives any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and does hereby waive, surrender and give up all rights or privileges which it or they may or might have under and by reason of any present or future law or decision, to redeem the Premises or for a continuation of this Lease for the term of this Lease hereby demised after having been dispossessed or ejected therefrom by process of law, or otherwise.

15.6 LANDLORDS DEFAULT. Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty
         (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation.

                                  ARTICLE XVI

                            BANKRUPTCY OR INSOLVENCY

16.1 CHAPTER 7 PROCEEDINGS. If the Tenant shall become a debtor under Chapter 7 of the Bankruptcy Code and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if all of the provisions of Sections 16.2 and 16.4 of this Article XVI are satisfied. If Tenant or Tenant's trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of a petition, or such additional time as provided by the court within such 60- day period, this Lease shall be deemed to have been rejected. Immediately thereupon, Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease shall terminate, but Landlord's right to be compensated for damages (including, without limitation, damages pursuant to Article XV), in any such proceeding shall survive.

16.2 CHAPTER 11 PROCEEDINGS. If a petition for reorganization or adjustment of debts is filed concerning Tenant under Chapter I I of the Bankruptcy Code, or a proceeding is filed under Chapter 7 of the Bankruptcy Code and is transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in- possession, must elect to assume this Lease within the earlier of (i) confirmation of the plan and (ii) one hundred twenty
         (120) days from the date of the filing of the petition under Chapter 11 or such transfer thereto or Tenant's trustee or Tenant, as debtor-in-possession, shall be deemed to have rejected this Lease. If Tenant's trustee or Tenant, as debtor-in-possession, has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or by Tenant, as debtor-in-possession, to assume this Lease, whether under Chapter 7 or Chapter 11, shall be effective unless each of the following conditions has been satisfied:

         (a) Tenant's trustee or Tenant, as debtor-in- possession, has cured, or has provided Landlord with Assurance (hereinafter defined) that it will cure (i) all monetary defaults under this lease within ten (10) days from the date of such assumption, and (ii) all nonmonetary defaults under this lease within thirty (30) days from the date of such assumption; and

         (b) Tenant's trustee or Tenant, as debtor-in-possession, has provided Landlord with Assurance of the future performance of each of the obligations under this Lease of Tenant, Tenant's trustee or Tenant, as debtor-in-possession, and has (i) deposited with Landlord, as security for the timely payment of rent hereunder, an amount equal to one annual installment of Annual Fixed Rent which Tenant was obligated to pay to Landlord under this Lease during the Lease Year in which such default occurred, and (ii) paid in advance to Landlord Tenant's annual obligations for Additional Rent and all other monetary charges payable by Tenant under this Lease. The obligations imposed upon Tenant's trustee or Tenant, as debtor-in-possession, shall continue with respect to Tenant or any assignee of Tenant's interests in this Lease after the completion of bankruptcy proceedings.

For purposes of this Section 16.2, Landlord and Tenant acknowledge that "Assurance" shall mean no less than: (i) Tenant's trustee or Tenant, as debtor-in-possession, has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administration expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease, and (ii) the Bankruptcy Court shall have entered an order segregating sufficient cash payment to Landlord, or Tenant's trustee or Tenant, as debtor-in-possession, or shall have granted a valid and perfected first lien and security interest and mortgage in property of Tenant, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of Tenant's trustee or Tenant, as debtor-in- possession, to cure defaults under this Lease, both monetary and nonmonetary, within the time period set forth above.

16.3 BANKRUPTCY EVENT FOLLOWING LEASE ASSUMPTION. If this Lease is assumed in accordance with the provisions of Section 16.2 and thereafter Tenant is liquidated or files or has filed against it a subsequent petition for reorganization or adjustment of debts under Chapter I I of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder, by giving Tenant notice of its election to so terminate within thirty (30) days after the occurrence of either of such events.

16.4 LEASE ASSIGNMENT FOLLOWING LEASE ASSUMPTION. If Tenant's trustee or Tenant, as debtor-in-possession, has assumed this Lease pursuant to the terms and provisions of Sections 16.1 and 16.2 of this Article for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Landlord shall be entitled to receive



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

         all cash proceeds of any such assignment. As used herein, "adequate assurance of future performance" shall mean that all of the following conditions have been satisfied:

         (a) the proposed assignee has furnished Landlord with either (i) a current financial statement audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease, or (ii) a guaranty or guaranties in form and substance satisfactory to Landlord from one or more persons or entities with aggregate net worth which Landlord reasonably determines to be sufficient to assure the future performance by such assignee of Tenant's obligations under this Lease; and

         (b) Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing agreement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

16.5 USE AND OCCUPANCY CHARGES. When, pursuant to the Bankruptcy Code, Tenant's trustee or Tenant, as debtor-in-possession, shall be obliged to pay reasonable use and occupancy charges for the use of the Premises, such charges shall not be less than the Annual Fixed Rent which Tenant is obligated to pay to Landlord under this Lease, plus all Additional Rent and all other monetary charges payable by Tenant under this Lease.

16.6 FURTHER PROVISIONS. Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Premises shall pass to any United States trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person of property of Tenant, unless Landlord shall have consented to such transfer in writing. No acceptance by Landlord of rent or any other payments from any United States trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord, nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

17.1 WAIVER. Failure on the part of Landlord or Tenant to complain of any action or nonaction on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of its rights hereunder.

Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.



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

No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant. Further, the acceptance by Landlord of Annual Fixed Rent, Additional Rent or any other charges paid by Tenant under this Lease shall not be or be deemed to be a waiver by Landlord of any default by Tenant, whether or not Landlord knows of such default, except for such defaults as to which such payment relates.

17.2 CUMULATIVE REMEDIES. The specific remedies to which Landlord and Tenant may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress which they may be lawfully entitled to seek in case of any breach or threatened breach of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to seek specific performance of any such covenants, conditions or provisions, provided, however, that the foregoing shall not be construed as a confession ofjudgment by Tenant.

17.3 QUIET ENJOYMENT. Landlord agrees that, upon Tenant's paying the Annual Fixed Rent, Additional Rent and other charges herein reserved, and performing and observing the covenants, conditions and agreements hereof upon the part of Tenant to be performed and observed, Tenant shall and may peaceably hold and enjoy the Premises during the term of this Lease, without interruption or disturbance from Landlord or persons claiming through or under Landlord, subject, however, to the terms of this Lease. This covenant shall be construed as running with the land to and against subsequent owners and successors in interest, and is not, nor shall it operate or be construed as, a personal covenant of Landlord, except to the extent of the Landlord's interest in the Premises, and this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and upon such subsequent owners and successors in interest of Landlord's interest under this Lease, to the extent of their respective interests, as and when they shall acquire same and then only for so long as they shall retain such interest.

17.4 SURRENDER. (A) No act or thing done by Landlord during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises as an acceptance of a surrender of the Premises prior to the termination of this Lease; provided, however, that the foregoing shall not apply to the delivery of keys to Landlord or its agents in its (or their) capacity as managing agent or for purpose of emergency access. In any event, however, the delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Premises.

(B) Upon the expiration or earlier termination of the Lease Term, Tenant shall surrender the Premises to Landlord in the condition as required by Sections 8.1 and 9.5, first removing all goods and effects of Tenant and completing such other removals as may be permitted or required pursuant to Section 9.5.



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

17.5 BROKERAGE. Tenant warrants and represents that Tenant has not dealt with any broker in connection with the consummation of this Lease other than the broker, person or firm designated in Section 1.2 hereof; and in the event any claim is made against the Landlord relative to dealings with brokers other than the broker designated in Section 1.2 hereof, Tenant shall defend the claim against Landlord with counsel of Landlord's selection and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim. Landlord agrees that it shall be solely responsible for the payment of brokerage commissions to the broker, person or firm designated in Section 1.2 hereof.

17.6 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

17.7 PROVISIONS BINDING, ETC. The obligations of this Lease shall run with the land, and except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant.

17.8 RECORDING. Each of Landlord and Tenant agree not to record the within Lease, but each party hereto agrees, on the request of the other, to execute a so-called Notice of Lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to Landlord's and Tenant's attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

17.9 NOTICES AND TIME FOR ACTION. Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notices shall be in writing and shall be sent by hand, registered or certified mail, or overnight or other commercial courier, postage or delivery charges, as the case may be, prepaid as follows:

                  If intended for Landlord, addressed to Landlord at the address set forth on the first page of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice).

                  If intended for Tenant, addressed to Tenant at the address set forth on the first page of this Lease except that from and after the Commencement Date the address of Tenant shall be the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

Except as otherwise provided herein, all such notices shall be effective when received; provided, that (i) if receipt is refused, notice shall be effective upon the first occasion that such receipt is refused or (ii) if the notice is unable to be delivered due to a change of address of which no notice was given, notice shall be effective upon the date such delivery was attempted.

Where provision is made for the attention of an individual or department, the notice shall be effective only if the wrapper in which such notice is sent is addressed to the attention of such individual or department.

Time is of the essence with respect to any and all notices and periods for giving of notice or taking any action thereto under this Lease.

17.10 WHEN LEASE BECOMES BINDING. Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof

17.11 PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

17.12 RIGHTS OF MORTGAGEE. This Lease shall be subject and subordinate to any mortgage now or hereafter on the Site or the Building, or both, and to all renewals, modifications, consolidations, replacements and extensions thereof and all substitutions therefor, provided that the holder of such mortgage agrees to recognize the right of Tenant to use and occupy the Premises upon the payment of rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations hereunder. In confirmation of such subordination and recognition, Tenant shall execute and deliver promptly such instruments of subordination as such mortgagee may reasonably request, subject to receipt of such instruments of recognition from such mortgagee as Tenant may reasonably request. In the event that any mortgagee or its respective successor in title shall succeed to the interest of Landlord, then this Lease shall nevertheless continue in full force and effect and Tenant shall and does hereby agree to attorn to such mortgagee or successor and to recognize such mortgagee or successor as its landlord. If any holder of a mortgage which includes the Premises, executed and recorded prior to the Date of this Lease, shall so elect, this Lease, and the rights of Tenant hereunder, shall be superior in right to the rights of such holder, with the same force and effect as if this Lease had been executed, delivered and recorded, or a statutory Notice hereof recorded, prior to the execution, delivery and recording of any such mortgage. The election of any such holder shall become effective upon either notice from such holder to Tenant in the same fashion as notices from Landlord to Tenant are to be given hereunder or by the recording in the appropriate registry or recorder's office of an instrument in which such holder subordinates its rights under such mortgage to this Lease.

If in connection with obtaining financing for the Demised Premises a bank, insurance company, pension trust or other institutional lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or condition its consent thereto, provided that such modifications do not increase the monetary obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

17.13 RIGHTS OF GROUND LESSOR. If Landlord's interest in property (whether land only or land and buildings) which includes the Premises is acquired by another party and simultaneously leased back to Landlord herein, the holder of the ground lessor's interest in such lease shall enter into a recognition agreement with Tenant simultaneously with the sale and leaseback, wherein the ground lessor will agree to recognize the right of Tenant to use and occupy the Premises upon the payment of Annual Fixed Rent, Additional Rent and other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations hereunder, and wherein Tenant shall agree to attorn to such ground lessor as its Landlord and to perform and observe all of the tenant obligations hereunder, in the event such ground lessor succeeds to the interest of Landlord hereunder under such ground lease.

17.14 NOTICE TO MORTGAGEE AND GROUND LESSOR. After receiving notice from any person, finn or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord as ground lessee, which includes the Premises as a part of the Premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor at the address as specified in said notice (as it may from time to time be changed), and the curing of any of Landlord's defaults by such holder or ground lessor within a reasonable time after such notice (including a reasonable time to obtain possession of the premises if the mortgagee or ground lessor elects to do so) shall be treated as performance by Landlord. For the purposes of this Section 17.14, the term "mortgage" includes a mortgage on a leasehold interest of Landlord (but not one on Tenant's leasehold interest).

17.15 ASSIGNMENT OF RENTS. With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises, Tenant agrees:

         (a) That the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of

                  Landlord hereunder, unless such holder, or ground lessor, shall, by notice sent to Tenant, specifically otherwise elect; and

         (b) That, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises, or, in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor. In no event shall the acquisition of title to the Building and the land on which the same is located by a purchaser which, simultaneously therewith, leases the entire Building or such land back to the Seller thereof be treated as an assumption, by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser provided that such purchaser-lessor agrees to recognize the right of Tenant to use and occupy the Demised Premises upon the payment of rent and all other charges payable by Tenant under this Lease and the performance by Tenant of Tenant's obligations under this Lease. For all purposes, such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

17.16 STATUS REPORT AND FINANCIAL STATEMENTS. Recognizing that Landlord may find it necessary to establish to third parties, such as accountants, banks, potential or existing mortgagees, potential purchasers or the like, the then current status of performance hereunder, Tenant on the request of Landlord made from time to time, will promptly furnish to Landlord, or any existing or potential holder of any mortgage encumbering the Premises, the Building, the Site and/or the Complex or any potential purchaser of the Premises, the Building, the Site and/or the Complex (each an "Interested Party") a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease. In addition, Tenant shall deliver to Landlord, or any Interested Party designated by Landlord, financial statements of Tenant, and any guarantor of Tenant's obligations under this Lease, as reasonably requested by Landlord (but in no event more frequently than on three
         (3) occasions during the Lease Term) including, but not limited to, financial statements for the past three (3) years. Landlord agrees that it shall execute an instrument in a form reasonably acceptable to Landlord, wherein Landlord agrees to keep any information contained in such status statement or financial statement confidential, except that Landlord may provide the same to any Interested Party. Any such status statement or financial statement delivered by Tenant or Landlord pursuant to this Section 17.16 may be relied upon by any Interested Party.

17.17 SELF-HELP. If Tenant shall at any time fail to make any payment or perform any act which Tenant is obligated to make or perform under this Lease and (except in the case of emergency) if the same continues unpaid or unperformed beyond applicable grace periods, then Landlord may, but shall not be obligated so to do, after ten (10) days' notice to and demand upon Tenant, or with notice as soon as may be practicable in the case of any emergency (which notice may be before or after the exercise by Landlord of its rights hereunder), and without waiving, or releasing Tenant from, any obligations of Tenant in this Lease contained, make such payment or perform such act which Tenant is obligated to perform under this Lease in such manner and to such extent as may be reasonably necessary, and, in exercising any such rights, pay any costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. All sums so paid by Landlord and all reasonable and necessary costs and expenses of Landlord incidental thereto, together with interest thereon at the annual rate equal to the sum of (a) the Base Rate from time to time announced by Bank of Boston as its Base Rate and (b) two percent (2%), from the date of the making of such expenditures by Landlord, shall be deemed to be Additional Rent and, except as otherwise in this Lease expressly provided, shall be payable to the Landlord on demand, and if not promptly paid shall be added to any rent then due or thereafter becoming due under this Lease, and Tenant covenants to pay any such sum or sums with interest as aforesaid, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Annual Fixed Rent.

17.18 HOLDING OVER. Any holding over by Tenant after the expiration of the term of this Lease shall be treated as a tenancy at sufferance at one and one-half (I V2) the rents and other charges herein (prorated on a daily basis) and shall otherwise be on the terms and conditions set forth in this Lease, as far as applicable; provided, however, that neither the foregoing nor any other term or provision of this Lease shall be deemed to permit Tenant to retain possession of the Premises or hold over in the Premises after the expiration or earlier termination of the Lease Term.

17.19 ENTRY BY LANDLORD. Landlord, and its duly authorized representatives, shall, upon reasonable prior notice (except in the case of emergency), have the right to enter the Premises at all reasonable times (except at any time in the case of emergency) for the purposes of inspecting the condition of same and making such repairs, alterations, additions or improvements thereto as may be necessary if Tenant fails to do so as required hereunder (but the Landlord shall have no duty whatsoever to make any such inspections, repairs, alterations, additions or improvements except as otherwise provided in Sections 4.2, 4.3, 7.1 and 7.2), and to show the Premises to prospective tenants during the six
         (6) months preceding expiration of the term of this Lease as it may have been extended and at any reasonable time during the Lease Term to show the Premises to prospective purchasers and mortgagees.

17.20 TENANT'S PAYMENTS. Each and every payment and expenditure, other than Annual Fixed Rent, shall be deemed to be Additional Rent hereunder, whether or not the provisions requiring payment of such amounts specifically so state, and shall be payable, unless otherwise provided in this Lease, within ten (10) days after written demand by Landlord, and in the case of the non-payment of any such amount, Landlord shall have, in addition to all of its other rights and remedies, all the rights and remedies available to Landlord hereunder or by law in the case of non-payment of Annual Fixed Rent. Unless expressly otherwise provided in this Lease, the performance and observance by Tenant of all the terms, covenants and conditions of this Lease to be performed and observed by Tenant shall be at Tenant's sole cost and expense.

17.21 LATE PAYMENT. If Landlord shall not have received any payment or installment of rent on or before the date (the "Due Date") on which the same first becomes payable under this Lease, the amount of such payment or installment shall bear interest from the Due Date through and including the date such payment or installment is received by Landlord, at a rate equal to the lesser of (i) the rate announced by The First National Bank of Boston from time to time as its prime or base rate (or if such rate is no longer available, a comparable rate reasonably selected by Landlord), plus two percent (2%), or (ii) the maximum applicable legal rate, if any. Such interest shall be deemed Additional Rent and shall be paid by Tenant to Landlord upon demand.

17.22 COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be deemed an original, and such counterparts shall constitute but one and the same instrument.

17.23 ENTIRE AGREEMENT. This Lease constitutes the entire agreement between the parties hereto, Landlord's managing agent and their respective affiliates with respect to the subject matter hereof and thereof and supersedes all prior dealings between them with respect to such subject matter, and there are no verbal or collateral understandings, agreements, representations or warranties not expressly set forth in this Lease and such Agreement to Lease. No subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant, unless reduced to writing and signed by the party or parties to be charged therewith.

17.24 LANDLORD LIABILITY. Tenant shall neither assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Building, and Tenant agrees to look solely to such interest for the satisfaction of any liability of Landlord under this Lease, it being specifically agreed that neither Landlord, nor any successor holder of Landlord's interest hereunder, nor any beneficiary of any Trust of which any person from time to time holding Landlord's interest is Trustee, nor any such Trustee, shall ever be personally liable for any such liability. This paragraph shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors-in-interest, or to take any other action which shall not involve the personal liability of Landlord, or of any successor holder of Landlord's interest hereunder, or of any beneficiary of any trust of which any person from time to time holding Landlord's interest is Trustee, or of any such Trustee, to respond in monetary damages from Landlord's assets other than Landlord's interest in said Building, as aforesaid. In no event shall Landlord ever be liable for any indirect or consequential damages.

17.25 NO PARTNERSHIP. The relationship of the parties hereto is that of landlord and tenant and no partnership, joint venture or participation is hereby created.

17.26 SECURITY DEPOSIT. IF, in Section 1.2 hereof, a security deposit is specified, Tenant agrees that the same will be paid upon execution and delivery of this Lease and that Landlord shall hold the same, throughout the term of this Lease (including any extension thereof), as security for the performance by Tenant of all obligations on the part of Tenant to be performed. Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof, to Landlord's damages arising from any default on the part of Tenant. If Landlord so applies all or any portion of such deposit, Tenant shall within seven (7) days after notice from Landlord deliver cash to Landlord in an amount sufficient to restore such deposit to the full amount stated in Section 1.2. Tenant not then being in default and having performed all of its obligations under this Lease, including the payment of all Annual Fixed Rent, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this
         Section 17.26, to Tenant on the expiration or earlier termination of the Lease Tenn and surrender of possession of the Premises by Tenant to Landlord in the condition required in the Lease at such time. While Landlord holds such deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other fimds. If Landlord conveys Landlord's interest under this Lease, the deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee for proper application of the deposit in accordance with the terms of this
         Section 17.26, and the return thereof in accordance herewith.

Neither the holder of a mortgage nor the landlord in a ground lease on property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in hand by such holder or ground lessor.

17.27 GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the law of The Commonwealth of Massachusetts, as the same may from time to time exist.

                             (HERE ENDS THIS PAGE.)

         EXECUTED as a sealed instrument in two or more counterparts by persons or officers hereunto duly authorized on the Date set forth in Section 1.2 above.

WITNESS:                                LANDORD:

                                        /s/ David Barrett
                                        ----------------------------------------
--------------------------------------  DAVID BARRETT AS TRUSTEE OF ONE
                                        CAMBRIDGE CENTER TRUST FOR HIMSELF
                                        AND CO-TRUSTEES, BUT NOT INDIVIDUALLY



                                        Tenant:

Witness:                                THE MEDICINES COMPANY

/s/ Helmut Giersiefen                   By /s/ Clive Meanwell
--------------------------------------    --------------------------------------
                                        Name Clive Meanwell
                                            ------------------------------------
                                        Title Chief Executive Officer
                                             -----------------------------------

                                        ----------------------------------------
                                                HEREUNTO DULY AUTHORIZED

                                        By
--------------------------------------    --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------

                                        ----------------------------------------
                                                HEREUNTO DULY AUTHORIZED

                                                   (CORPORATE SEAL)

                                   EXHIBIT A-1

                               DESCRIPTION OF SITE

A certain tract of land situated on the southerly side of Broadway in the City F Cambridge, in the County of Middlesex, Commonwealth of Massachusetts, bounded and described as follows:

Beginning at a point in the southerly line of Broadway at the northwesterly corner of the Premises S 60(0)-30'-18"E a distance of Six Hundred Sixty-Six and Eighty-One Hundredths feet (666.8l') from the point of curvature of the southerly sideline of Broadway and the easterly line of Sixth Street; thence

S 60 degrees-301-18" E         a distance of Two Hundred Six and EightyThree
                               Hundredths feet (206.83' ) bounding on the southerly line of Broadway to a point; thence

Along the arc of a curve, curving to the right with a radius of Five Hundred Eighty-One and Eighty-Eight Hundredths feet (581.88'), a distance of Fifty-Five and Fifty Hundredths (55.50') to a point; thence

S49 degrees-201-28" E          a distance of Seventy and No Hundredths feet
                               (70.00') along a certain parcel of land, now or formerly owned by the Cambridge Redevelopment
                               Authority for the next four (4) courses to a point; thence

S 34 degrees-35'-57" W         a distance of Thirty-Four and Fifty-Five
                               Hundredths feet (34.55') to a point; thence

N 81 degrees-44'-36" W         a distance of One Hundred Ten and No

N 05 degrees-30'-53" E         a distance of Forty-Four and Fifty-Nine

N 84 degrees-29'-07" W         a distance of One Hundred Seventy-Six and
                               Forty-One Hundredths feet (176.4l') to a point; thence

N 05 degrees-34'-07" E         a distance of Twenty-Four and Five Hundredths
                               feet (24.05') along the outside face of a brick building for the next four (4) courses to a point; thence

N 84 degrees-151-14" W         a distance of Nine and Ninety-Five Hundredths
                               feet (9.95') to a point; thence

N 05 degrees-29'-37" E         a distance of Fifty-Six and Ninety-Two
                               Hundredths feet (56.92') to a point; thence

S 84 degrees-25'-46" E         a distance of Twenty and Two Hundredths feet
                               (20.021) to a point; thence

N 05 degrees-27'-58" E         a-distance of Fifty-Three-and Forty-Four
                               Hundredths feet (53.44') to the point of beginning.

The above-described tract of land contains 26,325 square feet, more or less, as shown on a plan entitled "Kendall Sq. Urban Renewal Area, Cambridge, Mass."; Dated November 19, 1985, Revised August 19, 1986; Prepared by Allen & Demurjian, Inc., Scale 1"=40'. (Sheet 1 of 4).

The Site has appurtenant thereto and. is, subject -to. all rights, easements and restrictions of record, whether currently existing or to be hereafter created.

                                    EXHIBIT D

                              ONE CAMBRIDGE CENTER

                               LANDLORD'S SERVICES

I. CLEANING

A.       OFFICE AREA

         Daily: (Monday through Friday, inclusive, holidays excepted)

         1. Empty all waste-receptacles and ash trays and remove waste material from the Premises; clean ash trays daily and wash receptacles as necessary.

         2. Sweep and dust mop all uncarpeted areas using a dust-treated mop.

         3.       Vacuum all rugs and carpeted areas.

         4. Hand dust and wipe clean with treated cloths all horizontal surfaces including furniture, office equipment, window sills, door ledges, chair rails, and convector tops, within normal reach.

         5.       Wash clean all water fountains.

         6. Remove and dust under all telephones and other furnishings (but not computer terminals or other specialized equipment) and replace same.

         7.       Wipe clean all brass and other bright-work.

         8.       Hand dust all grill work within normal reach.

         9. Upon completion of cleaning, turn off all lights, lock main entry doors and any other doors found locked, and leave the Premises in an orderly condition.

         Weekly:

         1.       Dust coat racks, and the like.

         2. Remove all fingermarks from private entrance doors, light switches and doorways.

         Quarterly:

         Render high dusting not reached in daily cleaning to include:

         1. Dusting all pictures, frames, charts, graphs and similar wall hangings.


                              Exhibit D Page 1 of 5

         2. Dusting of all vertical surfaces, such as walls, partitions, doors and ducts.

         3.       Dusting of all pipes, ducts and high moldings.

         4.       Dusting of all venetian blinds.

B.       LAVATORIES

         Daily: (Monday through Friday, inclusive, holidays excepted.)

         1.       Sweep and damp mop floors.

         2. Clean all mirrors, powder shelves, dispensers and receptacles, bright work, flushometers, piping and toilet seat hinges.

         3.       Wash both sides of all toilet seats.

         4.       Wash all basins,.-bowls and urinals.

         5.       Dust and clean all powder room fixtures.

         6.       Empty and clean paper towel and sanitary disposal receptacles.

         7.       Remove waste paper and refuse.

         8. Refill tissue holders, soap dispensers, towel dispensers and vending sanitary dispensers as required, materials to be furnished by Landlord;

         9.       A sanitizing solution will be used in all lavatory cleaning.

         Monthly:

         1.       Machine scrub lavatory floors.

         2.       Wash all partitions and tile walls in lavatories.

C.       MAIN LOBBY, ELEVATORS, BUILDING EXTERIOR AND CORRIDORS

         Daily: (Monday through Friday, inclusive, holidays excepted.)

         1.       Sweep and wash all floors.

         2.       Wash all rubber mats.

         3. Clean elevators, wash or vacuum floors, wipe down walls and doors.

         4.       Spot clean any metal work inside lobby.

         5.       Spot clean any metal work surrounding Building entrance doors.



                              Exhibit D Page 2 of 5

                  Monthly:

         All resilient tile floors in public areas to be treated equivalent to spray buffing.

D.       WINDOW CLEANING

         Windows of exterior walls will be washed on the inside and outside no less than three (3) times per year.

E. Tenant requiring services in excess of those described above shall request same through Landlord, and any such excess services provided shall be at Tenant's expense.

II. HEATING, VENTILATING, AIR CONDITIONING

A. Landlord shall furnish space heating and cooling as normal seasonal changes may require to provide reasonably comfortable space temperature and ventilation for occupants of the Premises under normal business operation, daily from 8:00 AM to 6:00 PM. Saturdays from 8:00 AM to 1:00 PM, Sundays and holidays excepted.

         If Tenant shall require air conditioning or heating or ventilation outside the hours and days above specified, Landlord shall furnish such service at Tenant's expense.

B. The air conditioning system is based upon an occupancy of not more than one person per 150 square feet of useable floor area, and upon a combined lighting and standard electrical load not to exceed 3.0 watts per square foot of useable floor area. In the event Tenant exceeds this condition or introduces onto the Premises equipment which overloads the systems, and/oroin'any other way causes,the system not adequately to perform their proper functions, supplementary systems may at Landlord's option be provided by Landlord at Tenant's expense.

III. WATER

         Cold water at temperatures supplied by the City of Cambridge water mains for drinking. lavatory, toilet and (if the same have been approved by Landlord for installation in the Premises), kitchen and restaurant purposes and hot water for lavatory purposes only from regular building supply at prevailing temperatures; provided, however, that Landlord may require Tenant at Tenant's expense, to install a meter or meters to measure the water supplied to any kitchen (including dishwashing) and restaurant areas in the Premises, in which case Tenant shall upon Landlord's request reimburse Landlord for the cost of the water (including heating thereof) consumed in such areas and the sewer use charges resulting therefrom.

IV. ELEVATORS


                              Exhibit D Page 3 of 5

         The passenger elevator system shall be in automatic operation and available to Tenant at all times except when necessary repairs or inspections are being rendered. The use of the service elevator will have to be scheduled with the Landlord and coordinated with the needs of the other tenants.

V.       ELECTRICAL SERVICE

A. Landlord shall cause to be provided electric power for up to 1.5 watts per square foot of useable floor area for lighting plus 1.0 watts per square foot of useable floor area for office machines through standard receptacles for the typical office space.

B. Landlord, at its option, may require separate metering and direct billing to Tenant for the electric power required for any special equipment (such as computers and reproduction equipment) that requires either 3phase electric power or any voltage other than 120. Landlord will furnish and install at Tenant's expense all replacement lighting tubes,-lamps,znd ballasts required by Tenant. Landlord will clean lighting fixtures on a regularly scheduled basis at Tenant's expense.

         Useable floor area as used herein means the area between the central building core and the interior face of the exterior walls, unless Tenant's space includes less than the entire rentable floor area of any floor, in which case the useable floor area shall mean the area within the demising walls but shall excludes any common area on the floor.

C. Notwithstanding anything else in this Exhibit D to the contrary, Tenant shall pay for all electrical service provided for lights, power, ..HVAC, -,etc. , pursuant to the terms of the Lease to which this Exhibit D is attached.



                              Exhibit D Page 4 of 5

                                    EXHIBIT H

                              ONE CAMBRIDGE CENTER

                        PROCEDURE FOR ADJUSTMENT OF COSTS

                       OF ELECTRIC POWER USAGE BY TENANTS

         This memo outlines the procedure for adjusting charges for electric power to tenants at the office building to be known as One Cambridge Center.

         1. Main electric service to this building will be provided by the local util ` ity company (currently Cambridge Electric Light Company) to a single main meter. All charges by the utility will be read from. this meter and billed to and paid by Landlord at rates established by the utility company.

         2. All office tenants shall pay for electricity as- part of their rental payments, including electricity for both common areas of the building and for tenant occupied areas. Each lease shall also contain a provision making such tenant responsible for its proportionate share of any increases in the cost of electricity used in the building over the base year amounts established in the Lease.

         3. In order to assure that charges for electric service are apportioned fairly among tenants in - relation. to the relative amounts of electricity used-by each tenant, additional meters (known as "check meters") will be installed by Landlord to permit periodic evaluations of electric usage to be made. On each office floor there will be one meter serving all of the floor.

         4. Each meter shall be installed so that it will measure all of the electricity provided to the floor governed by that meter, including all lights and power in both tenant and common core areas (restrooms, corridors, HVAC equipment room etc.). This shall not, however, include the following, which `Shall be wired from the main building service and not through the check meters stairwell and emergency lights; elevators; lighting and HVAC in the building lobby and main service areas; exterior lighting; and all main building mechanical systems. (Common areas on each floor, including the elevator lobby, corridors, and bathrooms will have service through and check meters on each floor.) In addition, further modification to the number-and location of check meters may-be made by Landlord if required to improve the quality of information obtained thereby.

         5. The Landlord will cause the check meters to be read periodically by its employees and will perform an analysis of information for the purpose of determining whether any adjustments are required to achieve an equitable allocation of the costs of electric service among the tenants in the building in relation to the respective amounts of usage of electricity for those tenants. For this purpose, the Landlord shall, as far as possible in each case, read the meters to determine usage



                              Exhibit H Page 1 of 3
                  for periods that include one or more entire periods used by the utility company for the reading of the main building meter (so that the Landlord may, in its discretion, choose periods that are longer than those used by the utility company --for example, quarterly, semi-annual or annual periods).

         6. A rent adjustment shall be made by Landlord on the following basis:

                  a. The total kilowatt hour usage for the period under evaluation shall be established for each check meter and for each floor.andalso.for the building as a whole by a reading of the main building meter for that period.

                  b. The cost of the total amount of electricity supplied for usage by tenants during the period (herein called "Tenant Electricity") shall be determined by multiplying the total cost of electricity as invoiced by the utility company for the same period by a fraction, the numerator of which is the total amount of kilowatt hour usage as measured by all of the check meters in the building .(Tenant Electricity) and the denominator of which is the total amount of kilowatt hour usage for the entire building as measured by the main building electric meter.

                  c. Where one or more floors is occupied entirely by one tenant, its allocable share of Tenant `Electricity cost for the period shall be determined by multiplying the total costs of Tenant Electricity by a fraction, the numerator of which is the kilowatt hour usage of tenant electricity by said tenant (calculated as the sum of kilowatt hour usage during the period measured by all check meters serving its premises) and the denominator of which is the total kilowatt hour usage of Tenant Electricity for the same period.

                  d. Where a floor is occupied by more than one tenant, the cost of Tenant Electricity for that floor shall first be determined by the same procedure as set forth in paragraph (c) above, and then the allocable share of each tenant on that floor shall be determined by multiplying the cost of Tenant Electricity for that floor by a fraction, the numerator of which is the rentable area leased to each tenant (respectively for each tenant) and the denominator of which is the total rentable area under lease to tenants on said floor.

                  e. Where part or all of the rentable area on a floor has been occupied for less than all of the period for which adjustments are being made, appropriate and equitable modifications shall be made to the allocation formula so that each tenant's allocable share of costs equitable reflects its period of occupancy, provided that in no event shall the total of all costs as allocated to tenants be less than the total cost of Tenant Electricity for said period.

         7.       The results of the cost adjustment analysis made by


                              Exhibit H Page 2 of 3

                  Landlord under paragraph (6) above shall be compared to the schedule of amounts due from tenants in regard to Tenant Electricity in accordance with the leases in effect during the period in question. Where the .payment due pursuant to the lease is less than the cost as determined by the cost adjustment analysis, each tenant shall be billed for the difference by Landlord. Where the payment due pursuant to the lease is greater than the cost as determined by the cost adjustment analysis, the tenant shall be provided with a credit in the amount of such difference applicable to the rental payment next due (or in the case of tenants no longer in occupancy, Landlord shall refund such amount to such tenants).

                  In addition, where the leases call for tenants to make periodic payments to Landlord based on estimates by .Landlord of their allocable share of Tenant Electricity, such estimates by Landlord shall, so far as possible, be based on the effective distribution of costs among tenants during prior periods, resulting from the application of the cost adjustment procedures established herein.

         8. All costs of electricity billed to Landlord through the main electric meter for use in and around the building other than the costs of Tenant Electricity allocated pursuant to the procedures established herein, shall be treated as part of the Operating Expenses for the Property for purposes of determining the allocation of those costs.


                              Exhibit H Page 3 of 3

                            FIRST AMENDMENT TO LEASE

         FIRST AMENDMENT TO LEASE dated as of this 17th day of July, 1998, by and between MORTIMER B. ZUCKERMAN, EDWARD H. LINDE and DAVID BARRETT, the TRUSTEES of ONE CAMBRIDGE CENTER TRUST under Declaration of Trust dated May 14, 1985, recorded with the Middlesex South District Registry of Deeds in Book 16221, Page 413 as amended by instrument dated July 31, 1986 and recorded with said Registry of Deeds in Book 17438, Page 23, but not individually, ("Landlord") and THE MEDICINES COMPANY, a Delaware corporation ("Tenant").

                                    RECITALS

         By Lease dated March 15, 1997 (the "Lease"), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises containing 4,063 square feet of rentable floor area located on the fourth (4th) floor in the building (the "Building") known as and numbered One Cambridge Center, Cambridge, Massachusetts. Said premises is referred to in the Lease as the "Premises" and is hereinafter sometimes referred to as the "Initial Premises."

         By letter agreement between Landlord and Tenant dated June 26, 1998 (the "Letter Agreement") Landlord and Tenant extended the term of the Lease for one (1) period of one (1) month (the "First Extended Term") upon the terms set forth in such Letter Agreement.

         Landlord and Tenant have agreed to terminate the Lease with regard to the entire Initial Premises and Tenant has determined to lease from Landlord the 8,811 square feet of rentable floor area (the "Rentable Floor Area of the New Premises") located on the third (3rd) floor of the Building (the "New Premises") shown on Exhibit A attached hereto, upon the terms and conditions contained in this First Amendment to Lease (the "First Amendment").

         In addition, the Lease, as amended, provides for a Term which is scheduled to expire on July 31, 1998. Landlord and Tenant desire to further extend the Term of the Lease upon the terms contained in this First Amendment.

         Landlord and Tenant are entering into this instrument to set forth said agreements and to further amend the Lease.

         NOW THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, Landlord and Tenant, hereby agree to and with each other as follows:

1. As of the "New Premises Commencement Date" (as defined in Section 2 hereinbelow), the New Premises shall constitute the "Premises" demised to Tenant under the Lease and the Initial Premises shall no longer be deemed to be and shall be deleted and removed from the "Premises" demised to Tenant under the Lease.

2. The following definitions are hereby added to Section 1.2 and the Lease immediately after the definition of "Commencement Date":

          NEW PREMISES COMMENCEMENT DATE:    The later to occur of (a) August
                                             15, 1998 or (b) the earlier to
                                             occur of (i) the date on which the
                                             New Premises are "Substantially
                                             Complete" as provided in Section 8
                                             of this First Amendment, which day
                                             shall in no event be less than five
                                             (5) days subsequent to the date
                                             Landlord gives Tenant notice
                                             ("Landlord's Completion Notice") of
                                             the day Landlord expects the New
                                             Premises to be Substantially
                                             Complete or (ii) the date which
                                             Tenant commences beneficial use of
                                             the New Premises.


         NEW PREMISES SCHEDULED TERM
         COMMENCEMENT DATE:                  August 15, 1998.

3. On or prior to the New Premises Commencement Date, (or the "Carpet Delivery Date" in the event of a "Carpet Delivery Delay" (as such terms are defined in Section 9 hereinbelow)) Tenant shall quit and vacate the Initial Premises and surrender the same in the condition required by the Lease upon the expiration or earlier termination of the Lease Tenn.

4. The Lease Term, which but for this First Amendment is scheduled to expire on July 31, 1998, is hereby extended for the period commencing on August 1, 1998 and expiring on the date which is sixty (60) months subsequent to the New Premises Commencement Date (plus the partial month, if any, immediately following the New Premises Commencement
         Date) (the "Second Extended Term") unless sooner terminated in accordance with the provisions of the Lease as herein amended, such extension to be upon all the same terms and conditions set forth in the Lease except as otherwise provided in this First Amendment.

5.       (A)    For the period prior to July 1, 1998, Annual Fixed Rent at the annual rate of $113,764.00 (being the product of (i) $28.00 and (ii) the Rentable Floor Area of the Initial Premises (being
                4,063 square feet)) shall continue to be paid as provided in the Lease.

         (B)     Notwithstanding the rental set forth in the Letter
                Agreement, for the period from July 1, 1998 until the New Premises Commencement Date, Annual Fixed Rent shall be payable for the Initial Premises at the annual rate of $113,764.00 (being the product of (i) $28.00 and (ii) the Rentable Floor Area of the Initial Premises).

         (C) For the period from the New Premises Commencement Date through July 31, 1999, Annual Fixed Rent for the New Premises shall be payable at the annual rate of $290,763.00 (being the product of (i) $33.00 and (ii) the Rentable Floor Area of the New Premises (being 8,811 square feet)).

        (D) For the period from August 1, 1999 through July 31, 2000, Annual Fixed Rent for the New Premises shall be payable at the annual rate of $295,168.50 (being the product of (i) $33.50 and (ii) the Rentable Floor Area of the New Premises).

        (E) For the period from August 1, 2000 through July 31, 2001, Annual Fixed Rent for the New Premises shall be payable at the annual rate of $303,979.50 (being the product of (i) $34.50 and (ii) the Rentable Floor Area of the New Premises).

        (F) For the period from August 1, 2001 through July 31, 2002, Annual Fixed Rent for the New Premises shall be payable at the annual rate of $310,587.75 (being the product of (i) $35.25 and (ii) the Rentable Floor Area of the New Premises).

        (G) For the period from August 1, 2002 through the expiration of the Second Extended Term, Annual Fixed Rent for the New Premises shall be payable at the annual rate of $314,993.25 (being the product of (i) $35.75 and (ii) the Rentable Floor Area of the New Premises).

6.       For the purposes of computing the "Tax Excess" (as defined in Section
         6.2 of the Lease), the "Operating Cost Excess" (as defined in Section
         7.5 of the Lease), and Tenant payments for electricity (as determined pursuant to Sections 5.1, 5.2 and 7.5 of the Lease), for the portion of the Lease Term on and after the New Premises Commencement Date, the "Rentable Floor Area of the Premises" shall be 8,811 square feet. For the portion of the Lease Term prior to the New Premises Commencement Date, the rentable floor area of the Premises shall continue to be the rentable floor area of the Initial Premises for such purposes.

7. (A) For the purposes of computing Tenant's payments for the "Operating Cost Excess" (as defined in Section 7.5 of the Lease) for the portion of the Lease Term on and after the New Premises Commencement Date, the definition of "Base Operating Expenses" contained in Section 7.4 of the Lease shall be deleted in its entirety and replaced with the following:

         "Base Operating Expenses" means Landlord's Operating Expenses (hereinafter defined) for calendar year 1998, being the period from January 1, 1998 through December 31, 1998.

For the portion of the Lease Term prior to the New Premises Commencement Date, such definition shall remain unchanged for such purposes.

         (B) For the purposes of computing Tenant's payments for the "Tax Excess" (as defined in Section 6.2 of the Lease) for the portion of the Lease Term on and after the New Premise's Commencement Date, the definition of "Base Taxes" contained in Section 6.1 of the Lease shall be deleted in its entirety and replaced with the following:

                "Base Taxes" means Landlord's Tax Expenses (hereinbefore defined) for calendar year 1998 (that is the second half of fiscal tax year 1997 (being January 1, 1998 to June 30, 1998) and the first half of fiscal tax year 1998 (being July 1, 1998 to December 31, 1998))

For the portion of the Lease Term prior to the New Premises Commencement Date, such definition shall remain unchanged for such purposes.

8.       (A)      Landlord agrees to use due diligence to complete the work for and respecting the New Premises described in Exhibit B attached hereto by the New Premises Scheduled Term
                  Commencement Date, however, the failure of Landlord to complete such work prior to any particular date shall not entitle Tenant to any reduction or abatement of Annual Fixed
                  Rent or Additional Rent or the right to withhold or set off against Annual Fixed Rent or Additional Rent nor give rise to any right to terminate Lease or this First Amendment. Landlord shall have no responsibility for the installation or connection of Tenant's telephone or other communications equipment or systems.

         Landlord's completion of the work shown on Exhibit B shall be subject to delays due to governmental regulation, unusual scarcity of or inability to obtain labor or materials, labor difficulties, casualty or other causes reasonably beyond Landlord's control ("Landlord's Force Majeure"). The New Premises shall be "Substantially Complete" on the date on which the work described in Exhibit B attached hereto together with common facilities for access and service, has been completed except for (i) items of work and adjustment of equipment and fixtures which can be completed after occupancy thereof has been taken without causing substantial interference with Tenant's use of the New Premises (i.e. so-called "punch list" items) and (ii) items of work described in Exhibit B for which there is a long lead time in obtaining the materials therefor or which are specially or specifically manufactured, produced or milled for the work in or to the New Premises and require additional time for receipt or installation ("long lead" items). Landlord shall use due diligence to complete all items and work excepted above along with the work described in Exhibit C attached hereto and Tenant shall not use the New Premises in such manner as will increase the cost of completion. Landlord shall permit Tenant access for installing furnishings in portions of the New Premises when it can be done without material interference with construction of the work described in Exhibit B. Landlord shall use diligent efforts to avoid or minimize disruption to, or interference with, Tenant's use and occupancy of the new Premises during completion of the work.

         Landlord and Tenant acknowledge and agree that Tenant is ordering the carpet for the New Premises described in Exhibit B and in the event that such carpet has not been delivered to Landlord on or before August 11, 1998 (the "Carpet Delivery Delay"), Landlord shall not be required to install the carpet and the electrical data floor mounted monument style recepticals (the "Carpet Work") prior to the New Premises Commencement Date and the definition of "Substantially Complete" shall not be deemed to include completion of such work. In the event of a Carpet Delivery Delay, Tenant shall be permitted to hold over in the Initial Premises until the Carpet Work is Substantially Complete (the "Carpet Work Completion Date") and during the period form the New Premises Commencement Date through the Carpet Work Completion Date the Lease shall remain in full force and effect with respect to the Initial Premises and in addition to Tenant's payments for Annual Fixed Rent, operating costs, real estate taxes and electricity and all other amounts for the New Premises as provided in this First Amendment, Tenant shall continue to make payments for Annual Fixed Rent, operating costs, real estate taxes and electricity and all other amounts payable under the Lease for the Initial Premises as provided in the Lease prior to this First Amendment.

         Landlord and Tenant acknowledge that Landlord and Simon, Kucher & Partners, Strategy & Marketing Consultants, LLC ("Simon Kucher") are endeavoring to execute a lease with respect to the Initial Premises. In the event that Landlord and Simon Kucher have not executed a lease for the Initial Premises as of the date on which the work described in Exhibit B is Substantially Complete, Landlord shall promptly commence and use due diligence to complete the work for and respecting the New Premises described in Exhibit C attached hereto and the definition of "Substantially Complete" shall be deemed to include the completion of the work described in Exhibit C, including the Carpet Work, except for punch list items and long lead items as defined hereinabove.

         Landlord and Tenant acknowledge and agree that upon the expiration or earlier termination of the Lease (i) Tenant shall not be required to remove any of the additions, alterations or improvements described in Exhibits B and C attached hereto and (ii) Tenant may remove the glass modular petitions installed by Tenant in the New Premises provided that Tenant restores the New Premises as required by the Lease.

         (B) Landlord shall provide Tenant with a special allowance in the amount of $88,110.00 to be applied towards the cost of the work to be performed by Landlord in the New Premises upon notice from Tenant given to Landlord. Tenant shall pay Landlord, as Additional Rent, any cost of performing such work in excess of said special allowance within thirty (30) days after being billed therefor. In the event that the cost of any such work is less than the special allowance, Tenant shall not be entitled to any payment or credit nor shall there be any application towards Annual Fixed Rent or Additional Rent or other amounts owed by Tenant.

9. Landlord and Tenant acknowledge that Landlord is holding a security deposit in the amount of $9,480.34 as provided in Section 1.2 of the Lease. Upon the execution of this First Amendment by Tenant, Tenant shall deposit with Landlord good funds in an amount equal to $142,068.66 as additional security for the performance by Tenant of its obligations under the Lease. The total security deposit in the amount of $151,549.00 shall be held by Landlord in accordance with Section
         17.26 of the Lease; provided, however, that upon the first day of the thirty first (31st) month of the Second Extended Term, Landlord shall return a portion of such deposit in the amount of $75,774.50, provided that (i) there exists no Event of Default (as defined in Section 15.1 of the Lease) and (ii) no portion of said deposit has been applied to Landlord's damages arising from any Event of Default on the part of Tenant whether or not Tenant has restored the amount so applied by Landlord.

10. In the event Tenant executes a Lease (the "New Lease") with Landlord or any affiliate of Landlord for contiguous space in a building owned by Landlord located within the

         Development Area, which has a rentable floor area greater than or equal to 15,000 square feet, Landlord agrees to terminate the Lease as of the commencement of the term of the New Lease (the "Early Termination Date") and Tenant shall be relieved of all obligations under the Lease subsequent to the date of such termination, provided however that any such termination of the Lease shall be conditioned upon (i) Tenant actually occupying the space demised under the New Lease (ii) Tenant commencing rental payments under the New Lease (iii) there being no "Event of Default" under the Lease and the New Lease (as defined in Section 15.1 of both the Lease and the New Lease) as of the Early Termination Date (iv) Tenant having paid all Annual Fixed Rent and Additional Rent due under the Lease through the Early Termination Date
         (v) Tenant having surrendered and vacated the Premises in the condition required in the Lease upon the expiration or earlier termination of the Lease Term and (vi) Tenant having paid to Landlord good funds in an amount equal to (the "Applicable Termination Payment') (as defined hereinbelow) as of the date of execution of the New Lease. The "Applicable Termination Payment" shall be equal to the product of (a) the "Fixed Monthly Amortization Amount" as defined hereinbelow and (b) the number of months remaining and any fractions thereof in the Second Extended Term as of the Early Termination Date if Tenant had not exercised its right under this Section 10 to terminate this Lease. The "Fixed Monthly Amortization Amount" shall equal the monthly payment on a direct reduction loan basis amortized monthly where (i) the principal amount is equal to the sum of (a) the amount of the special allowance (referred to in Section 8(B) hereinabove) utilized by Tenant and (b) the brokerage commission in the amount of $35,244.00 payable to CB Commercial/Whittier Partners in connection with the consummation of this First Amendment, (collectively the "Transaction Costs") (ii) the term is sixty (60) calendar months and (iii) the monthly interest rate is 0.8333%. For example, if Tenant utilizes the full work allowance, the amount of the Transaction Costs will be $123,354.00 and if Tenant elected an Early Termination Date which is twenty (20) months prior to the expiration of the Term then the Applicable Termination Payment would be $48,098.95, being a principal amount of $123,354.00 amortized monthly over sixty (60) months at a monthly interest rate of 0.8333%. Notwithstanding the foregoing provisions of this Section 10, Landlord shall not be under any obligation to enter into a New Lease with Tenant and any New Lease shall be upon terms and conditions satisfactory to both Landlord and Tenant; provided, however, that if Landlord and Tenant do not execute a New Lease for whatever reason this Lease shall remain in full force and effect.

11. Landlord shall provide to Tenant monthly parking privileges in one or more of the Garages in a number not to exceed parking for two (2) passenger automobiles for each 1,000 square feet of Rentable Floor Area of the New Premises in accordance with the terms of Article X of the Lease. Prior to the New Premises Commencement Date, Tenant shall notify Landlord of the number of parking spaces which Tenant desires to be made available in the Garage(s) for its use as of the New Premises Commencement Date. Landlord and Tenant acknowledge that Tenant's parking privileges with respect to the New Premises are in lieu of those parking privileges provided with respect to the Initial Premises and that the total number of spaces elected by Tenant shall not exceed two (2) spaces for each 1,000 square feet of Rentable Floor Area of the New Premises.

12. Article MI of the Lease is hereby deleted in its entirety and replaced with the following:

12.1 RESTRICTIONS ON TRANSFER. Except as otherwise expressly provided herein, Tenant covenants and agrees that it shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease and/or Tenant's interest in this Lease or sublet (which term, without limitation, shall include granting of concessions, licenses or the like) the whole or any part of the Premises. Any assignment, mortgage, pledge, hypothecation, transfer or subletting not expressly permitted in or consented to by Landlord under this Article XII shall be void, ab initio; shall be of no force and effect; and shall confer no rights on or in favor of third parties. In addition, Landlord shall be entitled to seek specific performance of or other equitable relief with respect to the provisions hereof.

12.2 EXCEPTIONS FOR PARENT OR SUBSIDIARY. Notwithstanding the foregoing provisions of Section 12.1 above and the provisions of Section 12.4 below, but subject to the provisions of Sections 12.5, 12.6 and 12.7 below, Tenant shall have the right to assign this Lease or to sublet the Premises (in whole or in part) to (i) any entity that controls, is controlled by or is under common control with Tenant, (ii) any entity which acquires substantially all of the assets of Tenant or (iii) any corporation into which Tenant may be converted or with which it may merge, provided that the entity to which this Lease is so assigned or which so sublets the Premises has a credit worthiness (e.g. assets on a pro forma basis using generally accepted accounting principles consistently applied and using the most recent financial statements) which is the same or better than the Tenant as of the Date of this Lease.

12.3     LANDLORD'S TERMINATION RIGHT. Notwithstanding the provisions of Section
         12.1 above, in the event Tenant desires to assign this Lease or to sublet the whole or part or part of the Premises, Tenant shall notify Landlord thereof in writing and Landlord shall have the right at its sole option, to be exercised within thirty (30) days after receipt of Tenants notice, to terminate this Lease as of a date specified in a notice to Tenant, which date shall not be earlier than sixty (60) days nor later than one hundred and twenty (120) days after Landlord's notice to Tenant; provided, however, that upon the termination date as set forth in Landlord's notice, all obligations relating to the period after such termination date (but not those relating to the period before such termination date) shall cease and promptly upon being billed therefor by Landlord, Tenant shall make final payment of all rent and additional rent due from Tenant through the termination date. In the event that Landlord shall not exercise its termination rights as aforesaid, or shall fail to give any or timely notice pursuant to this Section the provisions of Sections 12.4-12.7 shall be applicable. This
         Section 12.3 shall not be applicable to an assignment or sublease pursuant to Section 12.2.

12.4 CONSENT OF LANDLORD. Notwithstanding the provisions of Section 12.1 above, but subject to the provisions of this Section 12.4 and the provisions of Sections 12.5, 12.6 and 12.7 below, in the event that Landlord shall not have exercised the termination right as set forth in
         Section 12.3, or shall have failed to give any or timely notice under
         Section 12.3, then for a period of ninety (90) days (i) after the receipt of Landlord's notice stating that Landlord does not elect the


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

         termination right, or (ii) after the expiration of the thirty (30) day period referred to in Section 12.3, in the event Landlord shall not give any or timely notice under Section 12.3 as the case may be, Tenant shall have the right to assign this Lease or sublet the whole (but not part) of the Premises in accordance with Tenants notice to Landlord given as provided in Section 12.5 provided that, in each instance, Tenant first obtains the express prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Landlord shall not be deemed to be unreasonably withholding its consent to such a proposed assignment or subleasing if:

         (a) the proposed assignee or subtenant is not of a character consistent with the operation of a first class office building (by way of example Landlord shall not be deemed to be unreasonably withholding its consent to an assignment or subleasing to any governmental agency), or

         (b) the proposed assignee or subtenant is not of good character and reputation, or

         (c) the proposed assignee or subtenant does not possess adequate financial capability to perform the Tenant obligations as and when due or required, or

         (d) the assignee or subtenant proposes to use the Premises (or part thereof) for a purpose other than the purpose for which the Premises may be used as stated in Section 1.2 hereof, or

         (e) the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant or assignee shall (i) be likely to increase Operating Expenses for the Property beyond that which Landlord now incurs for use by Tenant; (ii) be likely to increase the burden on elevators or other Building systems or equipment over the burden prior to such proposed subletting or assignment; or (iii) violate or be likely to violate any provisions or restrictions contained herein relating to the use or occupancy of the Premises, or

         (f) there shall be existing an Event of Default (defined in Section 15.1).

12.5 TENANTS NOTICE. Tenant shall give Landlord notice of any proposed sublease or assignment, and said notice shall specify the provisions of the proposed assignment or subletting, including (a) the name and address of the proposed assignee or subtenant, (b) in the case of a proposed assignment or subletting pursuant to Section 12.4, such information as to the proposed assignee's or proposed subtenant's net worth and financial capability and standing as may reasonably be required for Landlord to make the determination referred to in Section
         12.4 above (provided, however, that Landlord shall hold such information confidential having the right to release same to its officers, accountants, attorneys and mortgage lenders on a confidential basis), (c) all of the



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

         terms and provisions upon which the proposed assignment or subletting is to be made, (d) in the case of a proposed assignment or subletting pursuant to Section 12.4, all other information necessary to make the determination referred to in Section 12.4 above and (e) in the case of a proposed assignment or subletting pursuant to Section 12.2 above, such information as may be reasonably required by Landlord to determine that such proposed assignment or subletting complies with the requirements of said Section 12.2.

         If Landlord shall consent to the proposed assignment or subletting, as the case may be then, in such event, Tenant may thereafter sublease (the whole or part of the Premises) or assign pursuant to Tenants notice, as given hereunder; provided, however, that if such assignment or sublease shall not be executed and delivered to Landlord within ninety (90) days after the date of Landlord's consent the consent shall be deemed null and void and the provisions of Section 12.3 shall be applicable.

12.6 PROFIT ON SUBLEASING OR ASSIGNMENT. In addition, in the case of any assignment or subleasing as to which Landlord may consent (other than an assignment or subletting permitted under Section 12.2 hereof) such consent shall be upon the express and further condition, covenant and agreement, and Tenant hereby covenants and agrees that, in addition to the Annual Fixed Rent, Additional Rent and other charges to be paid pursuant to this Lease, fifty percent (50%) of the "Assignment/Sublease Profits" (hereinafter defined), if any shall be paid to Landlord.

         The "Assignment/Sublease Profits" shall be the excess, if any, of (a) the "Assignment/Sublease Net Revenues" as hereinafter defined over (b) the Annual Fixed Rent, Additional Rent and other charges provided in this Lease (provided, however, that for the purpose of calculating the Assignment/Sublease Profits in the case of a sublease, appropriate proportions in the applicable Annual Fixed Rent, Additional Rent and other charges under this Lease shall be made based on the percentage of the Premises subleased and on the terms of the sublease). The "Assignment/Sublease Net Revenues" shall be the fixed rent, Additional Rent and all other charges and sums payable either initially or over the term of the sublease or assignment plus all other profits and increases to be derived by Tenant as a result of such subletting or assignment, less the reasonable costs of Tenant incurred in such subleasing or assignment (the definition of which shall include but not necessarily be limited to rent concessions, brokerage commissions, reasonable legal fees and alteration allowances) amortized over the term of the sublease or assignment.

         All payments of the Assignment/Sublease Profits due Landlord shall be made within ten (10) days of receipt of same by Tenant.

12.7 ADDITIONAL CONDITIONS. (A) It shall be a condition of the validity of any assignment or subletting of right under Section 12.2 above, or consented to under Section 12.4 above, that both Tenant and the assignee or sublessee agree directly with Landlord in a separate written instrument reasonably satisfactory to Landlord which contains terms and provisions reasonably required by Landlord, including, without limitation, the agreement of the assignee or sublessee to be bound by all the obligations of the Tenant hereunder, including, without limitation, the obligation to pay the Annual Fixed Rent, Additional Rent, and other amounts provided for under this Lease (but in the case of a partial subletting, such subtenant shall agree on a pro rata basis to be so bound) including the provisions of Sections 12.1 through 12.7 hereof, but such assignment or subletting shall not relieve the Tenant named herein of any of the obligations of the Tenant hereunder, Tenant shall remain fully and primarily liable therefor and the liability of Tenant and such assignee (or subtenant, as the case may be) shall be joint and several. Further, and notwithstanding the foregoing, the provisions hereof shall not constitute a recognition of the assignment or the assignee thereunder or the sublease or the subtenant thereunder, as the case may be, and at Landlord's option, upon the termination of the Lease, the assignment or sublease shall be terminated.

         (B) As Additional Rent, Tenant shall reimburse Landlord promptly for reasonable out of pocket legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting.

         (C) If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may upon prior notice to Tenant, at any time and from time to time, collect Annual Fixed Rent, Additional Rent, and other charges from the assignee, sublessee or occupant and apply the net amount collected to the Annual Fixed Rent, Additional Rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or a waiver of the provisions of Sections 12.1 through 12.7 hereof, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained, the Tenant herein named to remain primarily liable under this Lease.

         (D) The consent by Landlord to an assignment or subletting under any of the provisions of Sections 12.2 or 12.4 shall in no wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

         (E) In addition to the other requirements set forth in this Lease and notwithstanding any other provision of this Lease, partial sublettings of the Premises shall only be permitted under the following terms and conditions: (i) the layout of both the subleased premises and the remainder of the Premises must comply with applicable laws, ordinances, rules and/or regulations and be approved by Landlord, including, without limitation, all requirements concerning access and egress;
                  (ii), in the event
                  the subleased premises are separately physically demised from the remainder of the Premises, Tenant shall pay all costs of separately physically demising the subleased premises; and
                  (iii) Tenant, at Landlord's option, shall restore the Premises and the subleased premises to their original condition upon the expiration or earlier termination of this Lease.

13.     (A)       Tenant warrants and represents that Tenant has not dealt
                  with any broker in connection with the consummation of this First Amendment other than CB Commercial/Whittier Partners
                  CCB/Whittier); and in the event any claim is made against Landlord relative to dealings by Tenant with brokers other than CB/Whittier, Tenant shall defend the claim against Landlord with counsel of Tenant's selection first approved by Landlord (which approval will not be unreasonably withheld) and save harmless and indemnify Landlord on account of loss, cost or damage which may arise by reason of such claim.

        (B) Landlord warrants and represents that Landlord has not dealt with any broker in connection with the consummation of this First Amendment other than CB/Whittier and in the event any claim is made against Tenant relative to dealings by Landlord with brokers, Landlord shall defend the claim against Tenant with counsel of Landlord's selection and save harmless and indemnify Tenant on account of loss, cost or damage which may arise by reason of such claim.

14. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meanings as are set forth in the Lease.

15. Except as herein amended the Lease shall remain unchanged and in full force and effect. All references to the "Lease" shall be deemed to be references to the Lease as amended by the Letter Agreement and as herein amended.

         EXECUTED as a sealed instrument as of the date and year first above written.

WITNESSES:                               LANDLORD:

                                         /s/ Michael A. Cantalupa
-------------------------------------    ---------------------------------------
                                         MICHAEL A. CANTALUPA, FOR THE
                                         TRUSTEES OF ONE CAMBRIDGE
                                         CENTER TRUST PURSUANT TO
                                         WRITTEN DELEGATION, BUT NOT
                                         INDIVIDUALLY

ATTEST:                                  TENANT:

By: /s/ Steve Roper                      THE MEDICINES COMPANY
   ----------------------------------
Name: Steve Roper
     --------------------------------
Title: Business Manager                     By: /s/ Peyton J. Marshall
      -------------------------------       ------------------------------------
                                         Name: Peyton J. Marshall
                                              ----------------------------------
                                         Title: Vice President, Treasurer
                                               ---------------------------------

                                         HERETO DULY AUTHORIZED


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         HERETO DULY AUTHORIZED


                                         (CORPORATE SEAL)